UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐
Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

THE NECESSITY RETAIL REIT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

To the Stockholders of The Necessity Retail REIT, Inc.:
I am pleased to invite you to the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of The Necessity Retail REIT, Inc., a Maryland corporation (the “Company”), which will be held virtually on Thursday, May 18, 2023 commencing at 11:00 a.m. Eastern Time. The items of business are listed in the following Notice of Annual Meeting of Stockholders and are more fully addressed in the proxy statement.
At the Annual Meeting you will be asked to elect the persons as Class III directors and to vote on two other proposals as described in the accompanying Notice of 2023 Annual Meeting of Stockholders and proxy statement.
We hope you will be able to attend the Annual Meeting, but if you cannot do so it is important that your shares be represented. We urge you to please review the proxy statement carefully and use the Company’s GOLD proxy card to vote for the nominees and the other proposals, as soon as possible. You may authorize a proxy to vote your shares by following the instructions on the enclosed GOLD proxy card whether or not you plan to attend the Annual Meeting. We urge you to please review the proxy statement carefully and submit your vote in advance of the Annual Meeting.
Your vote is very important. Please respond as soon as possible to help us avoid potential delays and additional expenses to solicit votes.
Thank you for your continued support. If you have any questions, please contact Innisfree M&A Incorporated, our proxy solicitor toll-free at (877) 750-8197. Banks and brokers may call collect at (212) 750-5833.
Sincerely,
/s/ Edward M. Weil, Jr.

Edward M. Weil, Jr.
Chief Executive Officer and President

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 18, 2023
April 10, 2023
To the Stockholders of The Necessity Retail REIT, Inc.:
I am pleased to invite you to the 2023 Annual Meeting of Stockholders (including any postponement or adjournment thereof, the “Annual Meeting”) of The Necessity Retail REIT, Inc., a Maryland corporation (the “Company”), which is scheduled to be held at 11:00 a.m. Eastern Time on Thursday, May 18, 2023. The Annual Meeting will be a “virtual meeting” of stockholders which will be conducted exclusively online via live webcast. You will be able to attend the Annual Meeting and vote and submit questions during the Annual Meeting via the live webcast by visiting www.cesonlineservices.com/rtl23_vm. To participate in the Annual Meeting, you must pre-register at www.cesonlineservices.com/rtl23_vm by 11:00 a.m., on May 17, 2023.
If you plan to attend the Annual Meeting online, you will need the control number included on your GOLD proxy card or on the instructions that accompany your proxy materials. The Annual Meeting will begin promptly at 11:00 a.m. Online check-in will begin at 10:30 a.m. Eastern Time and you should allow ample time for the online check-in procedures.
At the Annual Meeting, you will be asked to consider and vote upon (1) the election of two persons to serve on our board of directors (the “Board of Directors” or the “Board”) until the 2026 annual meeting of stockholders (the “2026 Annual Meeting”) and until their respective successors are duly elected and qualify, (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, (3) a proposal to adopt a non-binding advisory resolution approving the executive compensation for our named executive officers as described herein in the accompanying proxy statement, and (4) the transaction of such other matters as may properly come before the Annual Meeting. The Board of Directors has fixed the close of business on March 24, 2023 as the record date for the Annual Meeting. Only record holders of shares of the Company’s Class A common stock, par value $0.01 per share, at the close of business on the record date are entitled to notice of, and to vote at, the Annual Meeting.
For further information regarding the matters to be acted upon at the Annual Meeting, please read the accompanying proxy statement.
You can access proxy materials at https://www.proxyvotenow.com/rtl. You also may authorize your proxy by following the instructions on the GOLD proxy card. To authorize your proxy via the Internet, and to be admitted to the Annual Meeting at www.cesonlineservices.com/rtl23_vm, you must have the control number that appears on the materials sent to you. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. Your attendance alone, without voting, will not be sufficient to revoke a previously authorized proxy.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE BOARD’S NOMINEES TO BE ELECTED AND “FOR” PROPOSAL 2 AND PROPOSAL 3 USING THE ENCLOSED GOLD PROXY CARD.
IMPORTANT
Blackwells Onshore I LLC, an affiliate of Blackwells Capital LLC (together with its affiliates, “Blackwells”), attempted to provide notice of its intent to nominate two candidates for election to the

Board as Class III directors and bring six non-binding advisory proposals for a vote of the stockholders at the Annual Meeting. However, the Board determined that the notice sent by Blackwells failed to comply with Maryland law and our Fifth Amended and Restated Bylaws, as amended (the “Bylaws”), and therefore the Company rejected each of Blackwells’ purported director nominations and non-binding proposals. Blackwells has filed a complaint against the Company and another defendant in the Circuit Court of Baltimore City, Maryland relating to the attempted notice of nominations and proposals.
Unless Blackwells’ purported nominations and proposals are determined to be valid by the Maryland courts and are properly presented at the Annual Meeting, the nominations and proposals will be disregarded, and no proxies or votes in favor of the purported nominees or proposals will be recognized or tabulated at the Annual Meeting.
Accordingly, the Board strongly urges you to disregard any materials sent to you by or on behalf of Blackwells, and to NOT sign or return any white proxy cards sent to you by or on behalf of Blackwells. If you have already voted using a white proxy card sent to you by Blackwells, you can revoke it by following the instructions on the accompanying GOLD proxy card, by completing and returning the enclosed GOLD proxy card or by voting virtually at the Annual Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting.
You are cordially invited to attend the Annual Meeting. Regardless of whether you own a few or many shares and whether you plan to attend the Annual Meeting in person via webcast or not, it is important that your shares be voted on matters that come before the Annual Meeting. YOUR VOTE IS VERY IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE HOPE THAT YOU WILL READ THE PROXY STATEMENT AND AUTHORIZE A PROXY TO VOTE YOUR SHARES BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED GOLD PROXY CARD.
By Order of the Board of Directors,
/s/ Jason F. Doyle

Jason F. Doyle
Chief Financial Officer, Treasurer and Secretary

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN
If you have questions about how to vote your shares, or need additional assistance, please contact
Innisfree M&A Incorporated, who is assisting us in the solicitation of proxies:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders may call toll-free at (877) 750-8197
Banks and brokers may call collect at (212) 750-5833

THE NECESSITY RETAIL REIT, INC.

i

ii

PROXY STATEMENT
The accompanying GOLD proxy is solicited by and on behalf of the board of directors (the “Board of Directors” or the “Board”) of The Necessity Retail REIT, Inc., a Maryland corporation (the “Company”), for use at the 2023 Annual Meeting of Stockholders (including any adjournments or postponements thereof, the “Annual Meeting”), which is scheduled to be held at 11:00 a.m. Eastern Time on Thursday, May 18, 2023 and is provided together with this proxy statement (this “Proxy Statement”) and our Annual Report to Stockholders for the year ended December 31, 2022 (our “2022 Annual Report”). References in this Proxy Statement to “we,” “us,” “our,” or like terms also refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. Mailing of paper copies of the accompanying Notice of Annual Meeting of Stockholders, this Proxy Statement and the accompanying GOLD proxy card will begin on or about April 11, 2023.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
We are providing you with this Proxy Statement, which contains information about the items to be considered and voted on at the Annual Meeting. To make this information easier to understand, we have presented some of the information in a question-and-answer format.
Q:
When is the Annual Meeting and where will it be held?

A:
The Annual Meeting is scheduled to be held on Thursday, May 18, 2023 commencing at 11:00 a.m. Eastern Time. The Annual Meeting will be held in a virtual meeting format only and can be accessed online at www.cesonlineservices.com/rtl23_vm. There is no physical location for the Annual Meeting. To attend the virtual meeting, stockholders must register at www.cesonlineservices.com/rtl23_vm by May 17, 2023 at 11:00 a.m. Eastern Time. To register, you will need your control number. Your control number will be supplied to you via your proxy card or on the instructions that accompany your proxy materials. At the Annual Meeting you will be allowed to vote your shares within the online portal, as well as to submit questions through the online portal. The online portal will open 15 minutes before the beginning of the Annual Meeting. If you have any technical disruptions or connectivity issues during the Annual Meeting, please allow for some time for the meeting website to refresh automatically, or for the meeting operator to provide updates.

If your shares are held by a broker, bank or other nominee, you must follow the instructions provided by your broker, bank or other nominee to vote your shares and you may not vote your shares in person at the meeting unless you obtain a legal proxy. Beneficial holders who want to attend and also vote in person at the Annual Meeting will need to obtain a legal proxy, in PDF or Image (gif, jpg, or png) file format, from the organization that holds their shares giving the right to vote their shares in person at the Annual Meeting and by presenting it with their online ballot during the meeting.
Stockholders whose shares are held through a broker, bank or other nominee as of the Record Date may register to participate in the Annual Meeting remotely by visiting the website www.cesonlineservices.com/rtl23_vm. Please have your voting instruction form or other communication containing your control number available and follow the instructions to complete your registration request. After registering, stockholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting. Requests to register to participate in the Annual Meeting remotely must be received no later than 11:00 a.m., on May 17, 2023.
Q:
Why did you send me these proxy materials?

A:
You are receiving these materials because you owned shares of our Class A common stock, par value $0.01 per share (the “Common Stock”), as a “registered” stockholder or you held shares of Common Stock in “street name” at the close of business on March 24, 2023, the record date (the “Record Date”) for determining stockholders entitled to notice of and to vote at the Annual Meeting, and that entitles you to vote at our Annual Meeting scheduled to be held at 11:00 a.m. on Thursday, May 18, 2023. This Proxy Statement contains information related to the solicitation of proxies for use at the Annual Meeting.

We had 133,758,801.31 shares of Common Stock issued and outstanding on the Record Date.
Q:
Who is soliciting my proxy?

A:
This solicitation of proxies is made by and on behalf of our Board of Directors. Under applicable regulations of the U.S. Securities and Exchange Commission (the “SEC”), each of our directors and director nominees, and certain of our officers, are “participants” in this proxy solicitation on behalf of the Board. For more information about our directors and executive officers, please see “Board of Directors, Executive Officers and Corporate Governance” beginning on page 11 of this Proxy Statement. Additional information relating to our directors and director nominees as well as certain of our officers who are considered “participants” in our solicitation is included on Appendix A to this Proxy Statement. Other than the persons described in this Proxy Statement, no regular employees of our advisor, The Necessity Retail Advisors, LLC (the “Advisor”), will solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. We have also engaged Innisfree M&A Incorporated (“Innisfree”) to, among other things, assist us in soliciting proxies. See “Who pays the cost of this proxy solicitation?” below for more information on our engagement with Innisfree and the costs of this solicitation
Q:
What is a proxy?

A:
A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. By submitting your proxy to us, you are appointing Edward M. Weil, Jr. and Jason F. Doyle, each of whom are executive officers of the Company, as your proxies, and you are giving them permission to vote your shares of Common Stock at the Annual Meeting.

Q:
What am I being asked to vote on at the Annual Meeting?

A:
At the Annual Meeting, you will be asked to consider and vote upon:

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the election of two persons as Class III directors to serve until our 2026 annual meeting of stockholders (the “2026 Annual Meeting”) and until their respective successors are duly elected and qualify;

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the ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2023;

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a non-binding advisory resolution approving the executive compensation for our named executive officers as described herein; and

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the transaction of such other matters as may properly come before the Annual Meeting.

Q:
Who is entitled to vote?

A:
Anyone who is a holder of record of Common Stock as of the close of business on the record date, or who holds a valid proxy for the Annual Meeting, is entitled to vote at the Annual Meeting. Each share of Common Stock held as of the close of business on the record date entitles the holder to one vote.

Q:
What constitutes a “quorum”?

A:
If holders of a majority of shares of our outstanding Common Stock as of the close of business on the record date are present at the Annual Meeting, either in person or by proxy, we will have a quorum present, permitting the conduct of business at the Annual Meeting. Abstentions and broker non-votes, to the extent any broker non-votes exist, will be counted to determine whether a quorum is present.

Q:
What is a “broker non-vote”?

A:
A broker non-vote occurs when a broker holding shares for a beneficial owner submits a proxy but does not vote on a particular proposal because the broker does not have discretionary voting power for that matter and has not received voting instructions from the beneficial owner. Brokers are not allowed to exercise their voting discretion with respect to the election of directors or for the approval of other matters such as the non-binding advisory proposal on executive compensation which the New York Stock Exchange (“NYSE”) rules determine to be “non-routine,” without specific instructions from the beneficial owner. Additionally, brokers are not allowed to exercise their voting discretion with respect to matters which the NYSE rules would otherwise determine to be “routine” to the extent that the broker has provided the applicable beneficial owner with competing proxy materials (in addition to the Company’s proxy materials). Consequently, if Blackwells provides a beneficial owner with competing proxy materials (in addition to the Company’s proxy materials), the broker will not have discretionary authority as to any matter. Thus, beneficial owners of shares held in broker accounts are advised that, if Blackwells provides the owner with competing proxy materials (in addition to the Company’s proxy materials) and beneficial owners do not timely provide instructions to their broker, their shares will not be voted at the Annual Meeting in connection with any of the proposals, including the proposal to ratify the appointment of PwC. If a quorum is not established, we will not be permitted to conduct business at the Annual Meeting. We strongly encourage you to use the GOLD proxy card to authorize a proxy to vote your shares or provide voting instructions to your broker so that your vote will contribute toward establishing a quorum and permit the conduct of business at the Annual Meeting.
Q:
How does the Board of Directors recommend I vote on each proposal?

A:
The Board of Directors recommends you vote:

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“FOR” the election of Lisa D. Kabnick and Edward M. Weil, Jr. as Class III directors;

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“FOR” the ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2023; and

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“FOR” the non-binding advisory resolution regarding the executive compensation for our named executive officers.

Q:
How do I vote?

A:
Registered Stockholders.   Registered stockholders can vote in person at the meeting via webcast or by authorizing a proxy. Registered stockholders have the following options for authorizing a proxy to vote their shares:

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via the Internet by following the instructions included on the enclosed GOLD proxy card; or

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if you requested a printed set of proxy materials, by completing, signing, dating and returning the enclosed GOLD proxy card.

For those registered stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, because it is quick, convenient and provides a cost savings to us. Authorizing a proxy to vote your shares by following the instructions on the enclosed proxy card prior to the meeting date will ensure that your vote is recorded immediately and avoid postal delays that may cause your proxy to arrive late in which case your vote will not be counted.
If you are a registered stockholder and elect to attend the Annual Meeting, you can submit your vote during the Annual Meeting within the online portal, and any previous proxy that you authorized by following the instructions on the enclosed proxy card, will be superseded. To attend the Annual Meeting, you will need your control number. Your control number will be supplied to you via your GOLD proxy card or voting instructions form.
Street Name Stockholders.   If you are the beneficial owner of shares (that is, you held your shares in “street name” through an intermediary such as a broker, bank or other nominee) as of the Record Date, you will receive instructions from your broker, bank or other nominee as to how to vote your shares or submit a proxy to have your shares voted. Please use the voting forms and instructions provided by your broker, bank or other nominee. In most cases, you will be able to do this by following the instructions on the enclosed proxy card or possibly by telephone depending on the broker’s procedures. As discussed herein, your broker, bank or other nominee may not be able to vote your shares on any matters at the Annual Meeting unless you provide instructions on how to vote your shares. You should instruct your broker, bank or other nominee how to vote your shares by following the directions provided by your broker, bank or other nominee.
Q:
What if I submit my proxy and then change my mind?

A:
Registered Stockholders.   If you are a registered stockholder, you have the right to revoke your proxy at any time before the Annual Meeting by:

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notifying our Secretary, in writing at The Necessity Retail REIT, 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Secretary;

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attending the Annual Meeting and voting in person;

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returning another proxy card dated after your first or prior proxy card; or

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authorizing a new proxy by following the instructions on the enclosed proxy card to vote your shares.

Merely attending the Annual Meeting will not, by itself, revoke your proxy; you must cast a vote at the Annual Meeting following the instructions you receive upon registration. Only the most recent proxy or vote we receive before or during the Annual Meeting will be counted and all others will be discarded regardless of the method of voting.
Street Name Stockholders.   If you are the beneficial owner of your shares but not a registered stockholder, you should contact your broker, bank or other nominee to change your vote or revoke your proxy.
Q:
Will my vote make a difference?

A:
Yes. Shares of our Common Stock are widely-held. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:
What are the voting requirements for the proposals?

A:	•	Proposal No. 1 — Election of Directors. The election of each nominee for director requires the affirmative vote of a plurality of all of the votes cast at a meeting at which a quorum is present, in person via webcast or by proxy. There is no cumulative voting in the election of our directors. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. For purposes of this proposal, withhold votes and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.
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Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting Firm.   This proposal requires the affirmative vote of a majority of all of the votes cast on the proposal at a meeting at which a quorum is present. For purposes of this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote on this proposal, although they will be considered present for the purpose of determining the presence of a quorum. As noted above, brokers may or may not have discretionary voting authority with regard to this proposal and accordingly, unless competing proxy materials are provided to the broker, we do not expect any broker non-votes in connection with this proposal.

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Proposal No. 3 — Non-Binding Advisory Resolution on Named Executive Officer Compensation.   This proposal requires the affirmative vote of a majority of all the votes cast on the proposal at a meeting at which a quorum is present. An abstention or broker non-vote on this proposal will not be counted as a vote cast and will have no effect on the result of the vote.

Q:
Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

A:
No. Under applicable Maryland law, none of the holders of Common Stock are entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting.

Q:
How will GOLD proxies be voted?

A:
Shares of Common Stock represented by valid GOLD proxies will be voted at the Annual Meeting in accordance with the directions given. If the accompanying GOLD proxy card is signed and returned without any directions, the shares will be voted (1) “FOR” the election of Lisa D. Kabnick and Edward M. Weil, Jr. as Class III directors, both to serve until our 2026 Annual Meeting and until their successors are duly elected and qualify, (2) “FOR” the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2023 and (3) “FOR” the non-binding advisory resolution on named executive officer compensation.

The Board does not intend to present, and, except as described above, has no information indicating that others will present, any business at the Annual Meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders. If other matters requiring the vote of our stockholders properly come before the Annual Meeting, the persons named in the proxy card intend to vote the proxies held by them in their discretion.

Q:
Will my shares be voted if I do nothing?

A:
If you are a registered stockholder and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

If you are the beneficial owner of shares and hold your shares through a broker and your broker has provided you with competing proxy materials from Blackwells (in addition to the Company’s proxy materials), your broker may not vote your shares with respect to any of the proposals to be voted on at the Annual Meeting unless you provide the broker with voting instructions.
Q:
What should I do if I receive a white proxy card or other proxy materials from or on behalf of Blackwells?

A:
On October 24, 2022, Blackwells attempted to provide notice of its intent to nominate two candidates for election to the Board as Class III directors at the Annual Meeting. Blackwells also attempted to provide notice of its intent to submit six non-binding advisory proposals for a vote of the stockholders at the Annual Meeting. Our Board determined that Blackwells failed to satisfy the disclosure requirements of the “advance notice” provisions of the Bylaws, which the Board concluded rendered both the nominations and the non-binding proposals invalid.

Blackwells has filed a complaint against the Company and another defendant in the Circuit Court of Baltimore City, Maryland seeking, among other things, to enjoin the Company from taking any steps to reject the purported nominations and proposals made by Blackwells and require the Company to count votes cast in favor of any of the persons purportedly nominated and the proposals purportedly submitted by Blackwells. For more information, see “Background to the Solicitation” beginning on page 9 of this Proxy Statement.
Unless Blackwells’ purported nominations and proposals are determined to be valid by the Maryland courts and are properly presented at the Annual Meeting, the nominations and proposals will be disregarded, and no proxies or votes in favor of the purported nominees or proposals will be recognized or tabulated at the Annual Meeting.
Because the Board of Directors determined that Blackwells’ purported nominees were not validly nominated under Maryland law and our Bylaws, unless the Maryland courts determine otherwise, the GOLD proxy card accompanying this Proxy Statement is not a “universal” proxy card and does not contain the names of Blackwells’ purported nominees. If Blackwells’ purported nominations are determined to be valid by the Maryland courts, we would be obligated to furnish universal proxy cards including the candidates nominated by Blackwells. We would also be required to discard any proxy cards that have already been returned by mail or the Internet. In such a scenario, your votes submitted prior to the dissemination of the universal proxy card will not be recognized or tabulated, and you will have to vote again on the universal proxy card that will be provided by the Company for your vote to be counted.
Blackwells has filed proxy materials with the Securities and Exchange Commission to solicit our stockholders in support of Blackwells’ purported nominees and proposals. The Board strongly urges you to disregard any materials sent to you by or on behalf of Blackwells, and to NOT sign or return any white proxy cards sent to you by or on behalf of Blackwells, or even to “withhold” from Blackwells’ purported nominees and proposals or vote “FOR” the Board’s nominees. The Company is not responsible for the accuracy of any information provided by Blackwells in solicitation materials filed or disseminated by or on behalf of Blackwells or any other statements that Blackwells may make.
If you have already voted using a white proxy card sent to you by Blackwells, you can revoke it by following the instructions on the enclosed GOLD proxy card to vote, by completing and returning the enclosed GOLD proxy card or by voting virtually at the Annual Meeting. Any vote on a white proxy card will revoke any GOLD proxy card that you may have previously submitted. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting.
Q:
When are the stockholder proposals for the next annual meeting of stockholders due?

A:
Stockholders interested in nominating a person as a director or presenting any other business for consideration at our 2024 annual meeting of stockholders (the “2024 Annual Meeting”) may do so by following the procedures prescribed in our Bylaws or, in the case of proposals submitted in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by following the procedures specified by that rule. For additional information, including deadlines applicable to the 2024 Annual Meeting see “Stockholder Proposals for the 2024 Annual Meeting.”
Q:
Who pays the cost of this proxy solicitation?

A:
We will pay all of the costs of soliciting on behalf of our Board of Directors. We have engaged Innisfree to, among other things, assist us in distributing and soliciting proxy materials. We expect to pay Innisfree aggregate fees of approximately $575,000 to distribute proxies plus other fees and expenses for other services related to this proxy distribution, including disseminating broker search cards; distributing proxy materials; operating online voting systems; and receiving executed proxies. The Company also agreed to indemnify Innisfree against certain liabilities relating to, or arising out of, its retention. Innisfree expects that approximately thirty of its employees will assist in the solicitation. We will reimburse brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses to the extent they forward proxy materials to our stockholders. Our directors and executive officers and employees of affiliates of our Advisor, may also solicit proxies on our behalf in person, via the Internet, by telephone, or by other electronic means of communication we deem appropriate, for which they will not receive any additional compensation.

Our aggregate expenses, including those of Innisfree, our outside legal counsel and other outside advisors, related to our solicitation of proxies in excess of expenses normally spent for an annual meeting of stockholders in which there is not a proxy contest, and excluding salaries and wages of our officers and the Advisor’s employees, are expected to be approximately $642,500, of which approximately $75,000 has been incurred as of the date of this Proxy Statement.
Q:
Where can I find more information or receive more than one set of proxy materials from the Company?

A:
You may access, read and print copies of the proxy materials for this year’s Annual Meeting, including this Proxy Statement, form of GOLD proxy card, and 2022 Annual Report, at the following website: https://www.proxyvotenow.com/rtl.

You can request a paper or electronic copy of the proxy materials, free of charge by calling Innisfree M&A Incorporated, our proxy solicitor toll-free at (877) 750-8197.
If you receive more than one set of proxy materials from the Company, some of your shares of Common Stock may be registered differently or held in a different account. You should vote the shares in each of your accounts by one of the methods described herein. If you mail proxy cards, please sign, date and return each GOLD proxy card to guarantee that all your shares of Common Stock are voted. On the other hand, you may receive only one set of proxy materials to our household even if two or more stockholders reside in such household. The U.S. Security and Exchange Commission (the “SEC”) has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to, among other things, send a single set of any proxy statement, annual report, notices or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us by reducing the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to have a separate stockholder identification number and receive a separate proxy card or voting instruction card.
We will promptly deliver, upon written or oral request, a separate copy of our 2022 Annual Report and this Proxy Statement to a stockholder at a shared address to which a single copy was previously delivered. If you have any questions about this Proxy Statement or the Annual Meeting or if you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies please call our Investor Relations department at (866) 902-0063 or mail us a request to The Necessity Retail REIT, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Investor Relations. Our email address is investorrelations@ar-global.com. Our website is www.necessityretailreit.com.

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the web site maintained by the SEC at www.sec.gov. Our SEC filings also are available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You also may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.

BACKGROUND TO THE SOLICITATION
On September 16, 2022, Blackwells sent a letter to the Board of Directors outlining its views on the performance of one of the other real estate investment trusts advised by affiliates of our Advisor and requesting a meeting with the Board of Directors. Thereafter, Company representatives exchanged correspondence and held phone calls regarding Blackwells’ request for a meeting and the eventual scheduling on November 7, 2022.
On October 24, 2022, in a notice (the “Notice Letter”) sent to the Company, Blackwells, together with Related Fund Management, LLC (“Related”), attempted to nominate two candidates for election to the Board as Class III directors. Blackwells also attempted to submit six non-binding advisory proposals for a vote of the stockholders.
On November 7, 2022, Edward M. Weil, Chief Executive Officer and President and Michael Anderson, General Counsel Senior Vice President of AR Global Investments, LLC (the parent company of the Advisor) and a representative from another real estate investment trust advised by affiliates of the Advisor met with Jason Aintabi, Chief Investment Officer of Blackwells, and another representative of Blackwells. During the meeting, Mr. Aintabi made reference on several occasions to a “joint venture” between Blackwells and Related and a desire to have the Company conduct an external bid process to replace its external Advisor and associated advisory agreement, in which Related would serve as a “stalking horse” bidder or negotiate directly with the Company to replace the Advisor. Neither the “joint venture” nor Blackwells’ and Related’s intent to replace the Advisor were identified or described in the Notice Letter, as required by the Company’s Bylaws.
On December 1, 2022, Blackwells filed a preliminary proxy statement with the SEC relating to the Annual Meeting.
On December 2, 2022, the Company advised Blackwells that the Board had rejected each of their director nominations and each of the non-binding proposals. The Board determined that the Notice Letter failed to comply with Maryland law and the Bylaws and contained certain material omissions and deficiencies. In the case of the director nominations, neither candidate satisfied the criteria for election as a “managing director,” as defined in and as required by the Bylaws. The Board also determined that Blackwells failed to satisfy the disclosure requirements of the “advance notice” provisions of the Bylaws because the notice provided no information regarding the “joint venture” or any of the related agreements, arrangements, or understandings between Blackwells and Related regarding the replacement of the Company’s external advisor, which the Board concluded rendered both the nominations and the non-binding proposals invalid.
On December 19, 2022, the Company filed a complaint against Blackwells, Related and certain others involved with the Blackwells proxy solicitation (collectively the “Defendants”), captioned The Necessity Retail REIT, Inc. v. Blackwells Capital LLC, et al., No. 1:22-cv-10703 (Dec. 19, 2022), in the United States District Court for the Southern District of New York (the “Federal Action”). The complaint alleges that Blackwells, Related and the other Defendants violated Section 14(a) of the Exchange Act, and Rule 14a-9 promulgated thereunder by omitting or misstating material information in materials filed by Blackwells, Related and the other Defendants. The complaint seeks, among other things, to (1) declare that the proxy materials filed by Blackwells and Related violate Section 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder, (2) order Blackwells, Related and the other Defendants to publicly correct their material misstatements or omissions, (3) enjoin Blackwells, Related and the other Defendants from publishing any soliciting materials until each of them files corrective statements to address the material misstatements or omissions, and (4) preliminarily and permanently enjoin Blackwells, Related and the other Defendants from committing any further violations of federal securities law.
In addition, on December 19, 2022, Blackwells filed a complaint against the Company and another defendant captioned Blackwells Onshore I LLC v. Global Net Lease, Inc. and The Necessity Retail REIT, Inc., No. 24C22005195, in the Circuit Court of Baltimore City, Maryland (the “Maryland Action”). The complaint alleges that the Company committed a breach of contract and violated its duties under Maryland law by rejecting the purported nominations proposed by Blackwells and various proposals which Blackwells seeks to have considered at the Annual Meeting. The complaint seeks, among other things, (1) to enjoin the Company from interpreting its Bylaws in a fashion that would preclude Blackwells from nominating two candidates for election to the Company’s board, (2) to declare that the Company’s Bylaws do not preclude Blackwells’ nominees or business proposals, (3) to declare the amendment to the Bylaws void and unenforceable, (4) to enjoin the Company from taking any steps to reject the nominations made by Blackwells and require the Company to count votes cast in favor of any of the persons nominated by Blackwells, and (5) unspecified damages for purported breach of the Bylaws. The Company intends to vigorously defend against the claims.
On December 23, 2022, Blackwells filed a revised preliminary proxy statement with the SEC relating to the Annual Meeting.
On February 23, 2023, Blackwells published a presentation that, among other things, praised the Company’s “valuable and attractive property portfolios” and criticized the Company’s Advisory Agreement.
On January 18, 2023, Blackwells answered the Company’s complaint in the Federal Action and asserted four counterclaims that mirrored the claims asserted in the Maryland Action. From January to March 2023, the parties to the Maryland Action and Federal Action continued to pursue their claims.
On March 10, 2023, the Company filed a motion for preliminary injunction in the Federal Action asking the court to, among other things, enjoin Blackwells and Related from publishing additional soliciting materials or soliciting proxies during the pendency of the Federal Action or until Blackwells and Related make disclosure to correct the false and misleading statements that were included in various solicitation materials previous distributed by Blackwells and Related.
On March 16, 2023, the court in the Federal Action dismissed all of Blackwells’ counterclaims against the Company. A hearing is scheduled in the Federal Action on April 20, 2023. The timing of a decision by the court in the Federal Action is currently unknown.
On March 20, 2023, Blackwells and Related filed an opposition to the Company’s motion for a preliminary injunction in the Federal Action.
On March 22, 2023, the Company filed a preliminary proxy statement.
On April 3, 2023, the Baltimore City Circuit Court heard arguments on the Company’s motion to dismiss at the pleading stage in the Maryland Action. The motion asserted that the language of the qualification bylaw established on its face that Blackwells’ nominees did not qualify for nomination or election as directors at the 2023 Annual Meeting. The court denied the motion to dismiss, ruling that language of the qualification bylaw was sufficiently ambiguous that the court could not rule as a matter of law as to its meaning. In deciding the motion to dismiss, the court looked only at the language of the bylaw and did not consider charter and statutory provisions that the Company asserted supported its meaning and application of the qualification bylaw. Further, the court did not consider other defects, involving potential factual issues, identified by the Company with regard to Blackwells’ nominations. Those issues remain for later consideration. As a result of the ruling on the motion to dismiss, the Company is required to file its answer to the complaint within 15 days of entry by the court of its order on the motion to dismiss. Discovery is proceeding. On April 6, 2023 Blackwells sent a letter to the judge in the Maryland Action asking for an expedited discovery conference and an expedited scheduling conference to set a hearing prior to the 2023 Annual Meeting. The timing of further hearings and a decision by the court in the Maryland Action are currently unknown.
On April 7, 2023, the Company filed a preliminary proxy statement with the SEC.
On April 10, 2023, the Company filed this definitive proxy statement with the SEC. As of the date of this filing, the Maryland Action and Federal Action remaining pending.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
Our Board of Directors is divided into three classes of directors. Each director serves until the annual meeting of stockholders held in the third year following the year of his or her election and until his or her successor is duly elected and qualifies. At the Annual Meeting, two Class III directors will be elected to serve until the 2026 Annual Meeting and until their successors are duly elected and qualify. The number of directors in each class may be changed from time to time by the Board to reflect matters such as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors. Our charter (the “Charter”) stipulates that the number of directors is five, subject to increase or decrease pursuant to the Bylaws. The Bylaws state that the number of directors may not be less than one, which is the minimum number required by the Maryland General Corporation Law (the “MGCL”), or more than 15. Under the “Corporate Governance Requirements” of the Nasdaq Stock Market (“Nasdaq”) a majority of our directors must be “independent” as defined in the Nasdaq rules. The number of directors on our Board is currently fixed at five persons, of which four are independent directors as that term is defined in the Nasdaq rules and one is a “managing director,” as defined in our Bylaws. Under our Bylaws, a “managing director” means an individual identified by the Advisor or, in the absence of identification, the individual then serving as the Company’s chief executive officer. Any director of the Company may resign at any time by delivering his or her resignation to the Board, the chairman of the board or the secretary. Any resignation will take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation will not be necessary to make it effective unless otherwise stated in the resignation.
Board of Directors and Executive Officers
The table set forth below lists the names, ages and certain other information about each member of the Board of Directors, including Lisa D. Kabnick and Edward M. Weil, Jr. each of whom are Class III directors with terms expiring at the Annual Meeting. Both have been nominated for reelection. Mr. Weil, Jr. is also a “managing director.” We have also included information regarding each of the continuing members of our Board and each of our executive officers:
Directors with Terms expiring at the Annual Meeting/Nominee	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Lisa D. Kabnick	III	67	Lead Independent Director, and Nominating and Corporate Governance Committee Chair	2015	2023	2026
Edward M. Weil, Jr.	III, Managing Director	56	Chief Executive Officer, President, and Chair of Board	2015	2023	2026
Continuing Directors
Stanley R. Perla	I	79	Independent Director, Audit Committee Chair	2013	2024
Edward G. Rendell	I	79	Independent Director, Compensation Committee Chair	2017	2024
Leslie D. Michelson	II	72	Independent Director	2012	2025
Executive Officer (not listed above)
Jason F. Doyle	N/A	49	Chief Financial Officer, Treasurer and Secretary	N/A	N/A	N/A
Nominees for Class III Director
Lisa D. Kabnick
Lisa D. Kabnick, a Class III director, has served as an independent director of the Company since August 2015 and lead independent director since March 2018. Ms. Kabnick has also served as our nominating and corporate governance committee chair since April 2016. Ms. Kabnick has been a senior advisor for Troutman Pepper Hamilton Sanders LLP (f/k/a Pepper Hamilton, LLP) since September 2017. Ms. Kabnick previously served as a Senior Advisor at Reed Smith LLP (“Reed Smith”) from January 2015 until September 2017 and previously was a partner at Reed Smith from January 2003 until December 2014. Prior to joining Reed Smith, Ms. Kabnick was a practicing attorney with Pepper Hamilton, LLP, where she became a partner in 1988. During her tenure in both firms, Ms. Kabnick has held various leadership positions. Since April 2015, Ms. Kabnick has been a member of the board of directors of The Philadelphia Inquirer, PBC, the publisher of the Philadelphia Inquirer and Daily News and operator of philly.com, where she is vice chair of the board and chairs the audit/finance committee. From January 2017 until January 2020, Ms. Kabnick served as a member of the board of directors of CFG Community Bank and a member of the risk management and compensation committees. From August 2013 until October 2015, Ms. Kabnick served as a member of the board of directors of Vertisense, Inc. (formerly known as Alcohoot, Inc.). From 2006 through 2013, Ms. Kabnick was a member of the board of directors of the Kimmel Center, the performing arts center in Philadelphia, Pennsylvania. Since 2001, Ms. Kabnick has been a member of the board of directors of the Ongava Game Reserve, a 125 square mile game reserve in Namibia. Ms. Kabnick has also served on a number of community and non-profit boards, including as a Northeast Trustee for the Boys and Girls Clubs of America, United Way of Greater Philadelphia and Southern New Jersey Council, Pennsylvania Ballet, and on the Trustee’s Council of Penn Women for the University of Pennsylvania. Ms. Kabnick has been the recipient of numerous awards and honors relating to her professional career, including being recognized in Chambers USA, Best Lawyers in America, and Pennsylvania Super Lawyers, and has been honored by Real Philly magazine in 2005 as Trailblazer Honoree and Woman of Distinction.
Our Board believes that Ms. Kabnick’s experience as an attorney and a director on multiple profit- and non-profit boards makes her well qualified to serve as a member of our Board of Directors.
Edward M. Weil, Jr.
Edward M. Weil, Jr., a Class III director, has served as chairman of the Board of Directors and as chief executive officer and president of the Company, the Advisor and the Company’s property manager, Necessity Retail Properties, LLC (the “Property Manager”), since November 2015. Mr. Weil also previously served as an executive officer of the Company, the Advisor and the Property Manager from formation in January 2013 until November 2014 and was a director of the Company from January 2013 to September 2014. Mr. Weil also has been the chief executive officer of AR Global Investments, LLC (“AR Global”) since January 2016 and owns a non-controlling interest in the parent of AR Global. He also serves in leadership positions at three other REITs advised by affiliates of AR Global: as a director of NYSE-listed Global Net Lease, Inc. (“GNL”) since January 2017; as executive chairman of NYSE-listed American Strategic Investment Co. (formerly known as New York City REIT, Inc.) (“NYC”) since November 2015 and as chief executive officer, president and secretary of NYC and its advisor and property manager since March 2017; and as a director of Healthcare Trust, Inc. (“HTI”) since October 2016 and as chief executive officer of HTI and its advisor and property manager since August 2018.
Mr. Weil previously served in leadership positions at multiple REITs and other entities advised by affiliates of AR Global, including: as chairman, chief executive officer, president of American Realty Capital Healthcare Trust III, Inc. (“HT III”) until its liquidation and dissolution in March 2019; as executive chairman of American Realty Capital Global Trust II, Inc. (“Global II”) until its merger with GNL in December 2016; as a director of Franklin BSP Lending Corp. (formerly Business Development Corporation of America) (“FBLC”) until November 2016, when FBLC’s external advisor was acquired by Benefit Street Partners, L.L.C.; as chief executive officer, president and chairman of American Realty Capital — Retail Centers of America, Inc. until its merger with RTL in February 2017; as a trustee of American Real Estate Income Fund until its liquidation in August 2016; as a trustee of Realty Capital Income Funds Trust until its dissolution in January 2017; and as an executive officer and director of American Realty Capital Daily Net Asset Value Trust, Inc. during multiple periods until its dissolution and liquidation in April 2016. Mr. Weil also served as chairman of Realty Capital Securities, LLC (“RCS”) from September 2013 until November 2015 and was the interim chief executive officer of RCS from May 2014 until September 2014 and the chief executive officer of Realty Capital Securities, LLC (“RCS”) from December 2010 until September 2013. Mr. Weil served as a director of RCS Capital Corporation (“RCAP”), the parent company of RCS, from February 2013 until December 2015 and served as an executive officer of RCAP from

February 2013 until November 2015, including chief executive officer from September 2014 until November 2015. RCAP filed for Chapter 11 bankruptcy in January 2016.
Mr. Weil was formerly the senior vice president of sales and leasing for American Financial Realty Trust from April 2004 to October 2006, where he was responsible for the disposition and leasing activity for a 33 million square foot portfolio of properties. Mr. Weil also previously served on the board of directors of the Real Estate Investment Securities Association (now known as ADISA) from 2012 to 2014, including as its president in 2013. Mr. Weil attended George Washington University.
Our Board of Directors believes that Mr. Weil’s experience as a director or executive officer of the companies described above and his significant experience in real estate make him well qualified to serve as a member of our Board of Directors.
Continuing Directors
Stanley R. Perla
Stanley R. Perla, a Class I director, has served as an independent director of the Company since April 2013. Mr. Perla has served as our audit committee chair since March 2018. Mr. Perla has served as an independent director of Hospitality Investors Trust, Inc. (formerly known as American Realty Capital Hospitality Trust, Inc.) since January 2014 and GTJ REIT, Inc. since January 2013. He currently chairs the audit committee at both companies. Mr. Perla previously served as a member of the board of directors and the chair of the audit committee of Madison Harbor Balanced Strategies, Inc. until its liquidation in 2017, as a trustee of AREIF from May 2012 until its liquidation in August 2016 and as an independent director of Global II from August 2014 until December 2016. Mr. Perla, a licensed certified public accountant, was with the firm of Ernst & Young LLP (“Ernst & Young”) for 35 years, from September 1967 to June 2003, the last 25 of which he was a partner. Mr. Perla served as Ernst & Young’s national director of real estate accounting, as well as on Ernst & Young’s national accounting and auditing committee. From July 2003 to May 2008, he was the director of Internal Audit for Vornado Realty Trust and from June 2008 to May 2011, he was the managing partner of Cornerstone Accounting Group, a public accounting firm specializing in the real estate industry and a consultant to the same firm from June 2011 to March 2012. From May 2012 until December 2015, Mr. Perla provided consulting services to Friedman LLP, a public accounting firm. His area of expertise for the past 40 years has been real estate and he was also responsible for the auditing of public and private companies. He is an active member of the National Association of Real Estate Investment Trusts (“NAREIT”) and the National Association of Real Estate Companies. In addition, Mr. Perla has been a frequent speaker on real estate accounting issues at numerous real estate conferences. Mr. Perla earned an M.B.A. in Taxation and a B.B.A. in Accounting from Baruch College.
Our Board of Directors believes that Mr. Perla’s experience as a director of multiple companies, as well as his other business experience make him well qualified to serve as a member of our Board of Directors.
Edward G. Rendell
Governor Edward G. Rendell, a Class I director, has served as an independent director of the Company since October 2012. Governor Rendell has served as our compensation committee chair since March 2018. Governor Rendell has served as an independent director of HTI since December 2015, of GNL since March 2012 and of FBLC since January 2011. Governor Rendell previously served as an independent director of RCA from October 2012 until the close of RCA’s merger with RTL in February 2017, an independent director of Business Development Corporation of America II (“BDCA II”) from August 2014 until its liquidation and dissolution in September 2016.
Governor Rendell served as the 45th Governor of the Commonwealth of Pennsylvania from January 2003 through January 2011 and as the Mayor of Philadelphia from January 1992 through January 2000. Governor Rendell was also the General Chairperson of the National Democratic Committee from November 1999 through February 2001. Governor Rendell has also worked as an attorney in private practice. An Army veteran, Governor Rendell holds a B.A. from the University of Pennsylvania and a J.D. from Villanova Law School.

Our Board of Directors believes that Governor Rendell’s experience as a director of multiple companies, as well as his experience as the chief executive of Pennsylvania and Philadelphia, make him well qualified to serve as a member of our Board of Directors.
Leslie D. Michelson
Leslie D. Michelson, a Class II director, joined our Board of Directors in February 2017 at the completion of our merger with RCA. Mr. Michelson had served as an independent director of RCA since November 2015. In addition, Mr. Michelson has served as an independent director of Franklin BSP Franklin Lending Corporation since January 2011, including as lead independent director since 2016, Franklin BSP Capital Corporation including as lead independent director since March 2020, and Franklin BSP Private Credit Fund including as lead independent director since October 2022. Mr Michelson has served as an independent director of Health Care Trust Inc. since December 2015 including as Non-Executive Chair since October 2016.
Mr. Michelson previously served as an independent director of BDCA II from August 2014 until its liquidation and dissolution in September 2016 and an independent trustee RCIFT, a family of mutual funds advised by an affiliate ofAR Global from April 2013 until its dissolution in January 2017.
From April 2007 until February 2020, Mr. Michelson has served as the chairman and chief executive officer of Private Health Management, Inc., a company which assists corporate employees and their dependents, families and individuals obtain the best healthcare. Since March 2020 Mr. Michelson has served as executive chair and a director of Private Health Management, Inc. Mr. Michelson has served as a member of the Board of Advisors for the UCLA Fielding School of Public Health since October 2013. He has served as founder and chief executive officer of Michelson on Medicine, LLC since January 2011. Earlier in his career, Mr. Michelson served as a founder, investor, director and executive officer of multiple public and private companies, including foundations, in the healthcare, technology, finance and real estate industries. Mr. Michelson received his B.A. from The Johns Hopkins University in 1973 and a J.D. from Yale Law School in 1976.
Our Board of Directors believes that Mr. Michelson’s experience as a director and executive officer of multiple companies make him well qualified to serve as a member of our Board of Directors.
Board Diversity Matrix
The Necessity Retail REIT, Inc. Board Diversity Matrix
Total Number of Directors	5
Part I: Gender Identity	Female	Male
Directors	1	4
Part II: Demographic Background
White	1	4
Directors who are Military Veterans: 1
Executive Officers
Edward M. Weil, Jr.
See “Nominees for Class III Directors — Edward M. Weil, Jr.” for Mr. Weil’s biographical information.
Jason F. Doyle
Jason F. Doyle has served as chief financial officer, treasurer and secretary of the Company since April 2021. Mr. Doyle has also served as the chief financial officer, treasurer and secretary of the Advisor and the Property Manager since April 2021. Mr. Doyle served as chief financial officer, treasurer and secretary of HTI from April 2021 to December 2021. Mr. Doyle joined AR Global in October 2018 and served as chief accounting officer of GNL, an entity advised by affiliates of AR Global until February 2021. Prior to joining AR Global, Mr. Doyle held various financial and practice leadership roles, including Acting VP Finance at Markforged, Inc. from March 2018 to August 2018, Associate Controller, Head of Global Accounting Operations at Charles River Associates from April 2017 to March 2018, and VP Finance and Practice Director, Transportation at AST Corporation, a privately-held software and management consulting firm, from March 2011 to November 2016. Prior to that, Mr. Doyle served in various other senior finance and accounting positions at other public and private companies. Mr. Doyle began his career in public accounting in May 1998 with Goluses & Company, LLP, a public accounting firm located in Providence, Rhode Island. Mr. Doyle is a certified public accountant in the State of Rhode Island, holds a B.S. from the University of Rhode Island and an M.B.A. from Babson College.
Information About the Board of Directors and its Committees
The Board of Directors is responsible for overseeing our Advisor and the management and control of our business and operations. Our current executive officers are employees of affiliates of the Advisor. We have no employees and have retained the Advisor to manage our day-to-day operations. The Advisor is under common control with AR Global. Mr. Weil, our chief executive officer, president and chairman, is the chief executive officer of AR Global and has a non-controlling interest in the parent of AR Global.
The Board of Directors held a total of 11 meetings and acted by written consent or electronically on 11 occasions during the year ended December 31, 2022. All directors attended all of the Board and committee meetings on which such director served while they were a member of the Board of Directors, with the exception of Governor Rendell who did not attend the Board meeting on May 4, 2022 and Mr. Michelson who did not attend the Board meeting on December 19, 2022. We encourage all directors to attend our annual meetings of stockholders. The Board of Directors has a standing audit committee, conflicts committee, compensation committee and nominating and corporate governance committee.
Leadership Structure of the Board of Directors
Edward M. Weil, Jr. serves as our chief executive officer, president and chairman of the Board and is the chief executive officer and president of the Advisor and the Property Manager. He is responsible for overseeing and implementing our day-to-day operations and business strategy. Ms. Kabnick serves as our lead independent director and consults with Mr. Weil on our business and strategy. The Board of Directors believes that its leadership structure is appropriate in light of the Company’s business and operating environment but may modify this structure in the future.
The Board believes that having a majority of independent, experienced directors provides the right leadership and corporate governance structure for the Company.
Oversight of Risk Management
The Board of Directors has an active role in overseeing the management of risks applicable to the Company. The entire Board is actively involved in overseeing risk management for the Company through its approval of all property acquisitions and capital transactions including incurring and assuming debt and its oversight of the Company’s executive officers and the Advisor. The nominating and corporate governance committee, compensation committee and audit committee all contribute to this oversight as well. See discussion below for each committee’s responsibility.
Hedging Policy
The Board of Directors has not adopted, and the Company does not have, any specific practices or policies regarding the ability of the officers and directors of the Company, as well as employees of AR Global and its affiliates, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

Audit Committee
Our audit committee is comprised of Ms. Kabnick and Messrs. Perla and Michelson, each of whom is “independent,” as described below, within the meaning of the applicable (1) requirements set forth in the Exchange Act and the applicable SEC rules and (2) Nasdaq listing rules. Mr. Perla is the chair of our audit committee. The second amended and restated audit committee charter is available to any stockholder who sends a request to The Necessity Retail REIT, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019. Our audit committee held six meetings during the year ended December 31, 2022. All members of the audit committee attended all of the meetings while they were members of the audit committee. The audit committee charter is also available on the Company’s website at www.necessityretailreit.com by clicking on “Investor Relations — Governance.” The Board has determined that Ms. Kabnick and Messrs. Perla and Michelson are each qualified as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and the rules and regulations of the SEC.
The audit committee, in performing its duties, monitors:
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our financial reporting process;

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the integrity of our financial statements;

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compliance with legal and regulatory requirements;

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the independence and qualifications of our independent registered public accounting firm and internal auditors, as applicable; and

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the performance of our independent registered public accounting firm and internal auditors, as applicable.

The audit committee’s report on our financial statements for the year ended December 31, 2022 is discussed below under the heading “Audit Committee Report.”
Compensation Committee
The compensation committee is comprised of Ms. Kabnick, Messrs. Perla and Michelson and Governor Rendell, each of whom is “independent,” as described below, within the meaning of the applicable (1) requirements set forth in the SEC rules and (2) Nasdaq listing rules. Governor Rendell is the chair of our compensation committee. In addition, all of the members of our compensation committee are “non-employee directors” within the meaning of the rules of Section 16 of the Exchange Act. Our compensation committee held three meetings and acted by written consent or electronically on two occasions during the year ended December 31, 2022. All members of the compensation committee attended these meetings. The second amended and restated compensation committee charter is available to any stockholder who sends a request to The Necessity Retail REIT, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019. The compensation committee charter is also available on the Company’s website at www.necessityretailreit.com by clicking on “Investor Relations — Governance.” The principal functions of the compensation committee are to:
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approve and evaluate all compensation plans, policies and programs, if any, as they affect our executive officers;

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review and oversee the Company’s annual process, if any, for evaluating the performance of our executive officers;

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oversee our equity incentive plans, including, without limitation, the issuance of stock options, restricted shares of Common Stock, restricted stock units in respect of shares of Common Stock (“RSUs”), dividend equivalent shares and other equity-based awards;

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assist the Board of Directors and the chairman in overseeing the development of executive succession plans, if any; and

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determine from time to time the remuneration for our non-executive directors.

The compensation committee administers the 2021 Omnibus Incentive Compensation Plan (the “Individual Plan”) and the 2021 Omnibus Advisor Incentive Compensation Plan (the “Advisor Plan” and

together with the Individual Plan, the “2021 Equity Plan”), and the award of long-term incentive plan units of limited partnership in our OP (“LTIP Units”) granted to the Advisor pursuant to our multi-year outperformance agreement entered into in July 2021 (the “2021 OPP”). See “Compensation and Other Information Concerning Officers, Directors and Certain Stockholders” and “Certain Relationships and Related Transactions — Multi-Year Outperformance Agreements.”
The compensation committee is responsible for approving and administering all grants of awards to our executive officers, including any award of restricted shares that may be recommended by Mr. Weil or the Advisor. In carrying out its responsibilities, our compensation committee may delegate any or all of its responsibilities to a subcommittee or any other person to the extent consistent with our charter, our Bylaws and any other applicable laws, rules and regulations, including the Nasdaq listing rules. See “Compensation and Other Information Concerning Officers, Directors and Certain Stockholders - Compensation Discussion and Analysis” for further information regarding delegations of authority by the compensation committee.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee is comprised of Ms. Kabnick, Messrs. Perla and Michelson and Governor Rendell, each of whom is “independent,” as described below, within the meaning of the Nasdaq listing rules and the SEC. Ms. Kabnick is the chair of our nominating and corporate governance committee. Our nominating and corporate governance committee held two meetings during the year ended December 31, 2022. All members of the nominating and corporate governance committee attended these meetings. The nominating and corporate governance committee charter and our second amended and restated Code of Business Conduct and Ethics (the “Code of Ethics”) are available to any stockholder who sends a request to The Necessity Retail REIT, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019. The third amended and restated nominating and corporate committee charter and the Code of Ethics are also available on the Company’s website at www.necessityretailreit.com by clicking on “Investor Relations — Governance.” The nominating and corporate governance committee is responsible for the following:
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providing counsel to the Board with respect to the organization, function and composition of the Board of Directors and its committees;

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periodically reviewing and, if appropriate, recommending to the Board changes to our corporate governance policies and procedures;

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identifying and recommending to the Board potential director candidates for nomination;

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identifying and recommending committee assignments; and

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assist the Board in connection with related party transactions.

In evaluating directors for nomination to the Board and to serve as members of each committee of the Board, the nominating and corporate governance committee considers the applicable requirements under the Exchange Act, Nasdaq listing rules, the Bylaws and the charter of the applicable committee and may consider such other factors or criteria as the nominating and corporate governance committee deems appropriate. For purposes of recommending any nominee, the nominating and corporate governance committee may consider all criteria that it deems appropriate, which may include, without limitation:
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personal and professional integrity, ethics and values;

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experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly held company in today’s business environment;

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experience in the Company’s industry and with relevant social policy concerns;

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experience as a Board member of another publicly held company;

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expertise and experience in an area of the Company’s operations;

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diversity of both background and experience;

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practical and mature business judgment, including ability to make independent analytical inquiries;

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the nature of and time involved in a director’s service on other boards or committees; and

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with respect to any person already serving as a director, the director’s past attendance at meetings and participation in and contribution to the activities of the board.

The nominating and corporate governance committee evaluates each individual nominee in the context of the Board as a whole, with the objective of assembling a group that can best advance the success of the business and exercise judgment using its diversity of experience. The Board believes that diversity is an important attribute of the members who comprise our Board of Directors and that the members should represent an array of backgrounds and experiences.
Except for specific requirements set forth in our Bylaws, the nominating and corporate governance committee has not adopted a specific policy regarding the consideration of director nominees recommended to our nominating and corporate governance committee by stockholders. Stockholders who would like to propose an independent director candidate for the consideration of the Board of Directors may do so by following the procedures under the section entitled “Stockholder Proposals for the 2024 Annual Meeting — Stockholder Proposals and Nominations for Directors to Be Presented at Meetings.”
For all related party transactions, the nominating and corporate governance committee has the authority to:
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review and evaluate the terms and conditions, and determine the advisability of the transaction;

•
in the absence of the board forming a special committee, negotiate the terms and conditions of the transaction, and, if the nominating and corporate governance committee deems appropriate, but subject to the limitations of applicable law, approve the execution and delivery of documents in connection with that transaction on our behalf;

•
determine whether the transaction is in the best interests of the Company; and

•
recommend to the Board of Directors what action, if any should be taken by the Board of Directors with respect to the transaction.

The nominating and corporate governance committee also has the authority to review, on a quarterly basis, the services provided by the Advisor, the reasonableness of the fees and expenses of the Advisor and its affiliates, as well as related matters.
Director Independence
The Board of Directors has currently set the number of directors at five. As required by the Nasdaq listing rules, a majority of our directors must be “independent.” The Board has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the Nasdaq listing rules as well as the Exchange Act and applicable SEC rules. Based upon information provided by each director, the nominating and corporate governance committee and the Board of Directors have each affirmatively determined that each of Ms. Kabnick, Messrs. Perla and Michelson and Governor Rendell have no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) other than as a director of the Company and is “independent” within the meaning of the Nasdaq listing rules as well as the requirements set forth in the Exchange Act and applicable SEC rules.
Managing Directors
As described herein, our Bylaws require, among other things, that at any time the number of directors comprising the Board is less than five, one director must be a “managing director.” If at any time the number of directors comprising the Board is five or more, up to two directors must be “managing directors” provided, however, that if only one managing director is identified by the Advisor, the Board will include one managing director. The term “managing director” is defined under the Bylaws as an individual identified by the Advisor or, if not identified, the individual serving as the Company’s chief executive officer. Mr. Weil serves as our chief executive officer and is a “managing director.”

Family Relationships
There are no familial relationships between any of our directors and executive officers.
Compensation Committee Interlocks and Insider Participation
No member of the compensation committee is or ever has been an officer or employee of the Company, and no member of the compensation committee had any relationships during 2022 requiring disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. No executive officer serves as a member of a board of trustees or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of the board or compensation committee. Accordingly, the fiscal year ended December 31, 2022 there were no interlocks with other companies within the meaning of the SEC’s proxy rules.
Communications with the Board of Directors
Any interested parties (including the Company’s stockholders) may communicate with the Board of Directors by sending written communications in care of The Necessity Retail REIT, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Secretary. The Secretary will deliver all appropriate communications to the Board no later than the next regularly scheduled meeting of the Board of Directors. If the Board modifies this process, the revised process will be posted on the Company’s website, www.necessityretailreit.com.

COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS,
DIRECTORS AND CERTAIN STOCKHOLDERS
Compensation Discussion and Analysis
Overview
We are an externally managed REIT. We do not employ our named executive officers (“NEOs”), have agreements with them regarding their compensation or otherwise determine the compensation earned by, or paid to, them. Our Advisor manages our day to day business with the assistance of our Property Manager, and affiliates of the Advisor employ the persons who provide these services, including our NEOs. We pay the Advisor and the Property Manager certain fees and reimburse them for certain expenses as required by the terms of our agreements with them. For further details regarding our arrangements with the Advisor, the Property Manager and their affiliates, see “Certain Relationships and Related Transactions.” Accordingly, our compensation committee does not make recommendations regarding the compensation paid to our NEOs except for approving any equity award amounts as described herein.
AR Global, the parent company of the Advisor, determines the salaries, bonuses and other benefits earned by, or paid to, our NEOs. Our advisory agreement does not require our NEOs to dedicate a specific amount of time to fulfill their obligations or those of the Advisor and its affiliates or specify an amount or percentage of the amounts we pay to the Advisor or its affiliates that must be allocated to compensating our NEOs. Mr. Weil, a member of our Board, may, in his capacity as the chief executive officer of AR Global, participate in AR Global’s process for determining the compensation earned by, or paid to, our NEOs by the Advisor or its affiliates, but neither our Board nor our compensation committee is involved with or consulted regarding this process. The award of restricted shares to Mr. Doyle, described in more detail below was recommended by the Advisor and approved by the compensation committee.
Expense Reimbursements
We are required by the terms of our advisory agreement to reimburse the Advisor for salaries, wages (including bonuses) and benefits of employees of the Advisor or its affiliates involved in providing services to us, subject to certain limits. However, the aggregate amount of all reimbursements for salaries, wages and benefits for employees of the Advisor or its affiliates (including executive officers) is subject to a limit for each fiscal year that is equal to the greater of a fixed and a variable component based on a percentage of the Company’s total real estate investments, at cost. Each component of the limit increases each year by an annual cost of living adjustment. For the year ended December 31, 2022, the fixed component was approximately $7.7 million and the variable component was approximately $10.6 million. The fixed component of the limit maybe reduced in connection with certain asset dispositions. Furthermore, we are not responsible for reimbursing the salaries, wages and benefits of any executive officer of the Company who is also a partner, member or equity owner of AR Global, such as Mr. Weil.
Equity Compensation
The compensation committee is responsible for approving and evaluating all compensation plans, policies and programs affecting our executive officers including any compensation plans, policies and programs we may adopt in the future. The compensation committee is also responsible for approving and administering all grants of awards under the 2021 Equity Plan including awards under the Individual Plan to our NEOs.
In February 2022, the compensation committee delegated authority to Mr. Weil, our chief executive officer, to award up to 500,000 restricted shares, respectively under the Individual Plan to employees of the Advisor or its affiliates who are involved in providing services to the Company subject to certain limits and restrictions imposed by the compensation committee. The compensation committee remains responsible for approving and administering all grants under the Individual Plan to our executive officers, including any award of restricted shares approved upon the recommendation of Mr. Weil or the Advisor. No awards may be made pursuant to this delegation of authority to anyone who is also a partner, member or equity owner of the parent of the Advisor, such as Mr. Weil. In April 2022, we issued 16,775 restricted shares to Mr. Doyle under the Individual Plan. The award to Mr. Doyle was recommended by the Advisor and approved by the compensation committee. These restricted shares vest in 25% increments on each of the first four anniversaries of the grant date. The performance of our stock does not impact vesting of any of these awards.
The compensation committee is also responsible for administering and approving all grants of awards under the Advisor Plan to the Advisor, including the award of LTIP Units pursuant to the 2021 OPP granted thereunder.
FTI Consulting, Inc. (“FTI”) was engaged by the Company to make recommendations to the Board and the compensation committee on the 2021 OPP. Neither FTI, nor any other compensation consultant, played any other role in any matters related to the Company’s arrangements involving its NEOs during 2022 or in prior periods.
Pay Ratio
We have not included a ratio of the compensation our chief executive officer to our median employee because we do not have any employees.
Summary Compensation Table
The following table summarizes the annual compensation received by our NEOs for the fiscal years ended December 31, 2022, 2021 and 2020:
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Edward M. Weil, Jr., President and Chief Executive Officer	2022	$—	$—	$—	$—	$—
	2021	—	—	—	3,008(2)	3,008
	2020	—	—	—	8,906(2)	8,906
Jason F. Doyle, Chief Financial Officer, Secretary and Treasurer	2022	$325,000(3)	$96,364(3)	$134,200	$50,674(4)	$606,238
	2021	164,665(3)	47,645(3)	96,222	22,637(4)	331,169
	2020	—	—	—	—	—

(1)
Value of awards of restricted shares calculated in accordance with FASB ASC Topic 718. All assumptions made in the valuations are contained and described in Note 13 to the financial statements in the Company’s Annual Report to Stockholders for the year ended December 31, 2022.

(2)
The amount reported as “All Other Compensation” represents the value of dividends and other distributions paid on unvested restricted shares issued previously to Mr. Weil.

(3)
Represents the allocable share of salary and bonus paid by the Advisor or its affiliates to Mr. Doyle during the applicable year that was reimbursed by the Company pursuant to our advisory agreement.

(4)
Represents the allocable share of certain expenses incurred by the Advisor or its affiliates with respect to Mr. Doyle during the fiscal year ended December 31, 2022 and 2021, respectively, that was reimbursed by the Company pursuant to our advisory agreement as follows: (i) $18,114 and $8,926 for payroll taxes; (ii) $5,682 and $4,416 for payment of medical insurance costs; (iii) $12,200 and $4,947 for matching contributions to Mr. Doyle’s 401(k); and (iv) $14,678 and $4,348 for dividends paid on unvested restricted shares.

Grants of Plan-Based Awards
The following table sets forth information with respect to awards granted under the Individual Plan during the fiscal year ended December 31, 2022 to our NEOs.
	Grant Date(1)	All Other Stock Awards:	Grant Date Fair Value of Stock and Option Awards ($)(2)
Name		Number of Shares of Stock or Units (#)
Jason F. Doyle	April 25, 2022	16,775	$134,200

(1)
Restricted shares were issued on April 25, 2022, with vesting in 25% increments on each of the first four anniversaries of the date of grant.

(2)
Value of awards of restricted shares calculated in accordance with FASB ASC Topic 718. Mr. Doyle did not pay any monies for the restricted shares.

Outstanding Equity Awards at Fiscal Year End
The following table sets forth certain information with respect to all outstanding equity-based awards held at the end of the fiscal year ended December 31, 2022 by our NEOs:
Stock Awards
	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Edward M. Weil, Jr.	—	$—
Jason F. Doyle	24,387(1)	$144,615(2)

(1)
For Mr. Doyle, includes restricted shares which vest in 25% increments on each of the first four anniversaries of April 25, 2022 and May 3, 2021.

(2)
Based on $5.93 per share, the closing price of our Common Stock on December 30, 2022, the last trading day of the fiscal year ended December 31, 2022.

Option Exercises and Stock Vested
The following table sets forth information regarding options exercised or restricted shares vested during the fiscal year ended December 31, 2022.
	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Edward M. Weil, Jr.	—	$—	—	$—
Jason F. Doyle	—	$—	2,538	$18,879

(1)
The equity awards that vested during the fiscal year ended December 31, 2022 consist of restricted shares awarded pursuant to the Individual Plan.

(2)
The value realized on vesting is based on the closing price of our Common Stock on the vesting date (or the last trading day prior to the vesting date, if the vesting date occurs on a day that is not a trading day).

Potential Payments Upon Termination or Change in Control
The award agreement pursuant to which restricted shares that were outstanding as of the fiscal year ended December 31, 2022 were issued to Mr. Doyle provides that, except in connection with a Change in Control (as defined in the applicable award agreement), any unvested restricted shares held by Mr. Doyle will be forfeited if he is terminated by the Advisor, for any reason. Upon a Change in Control, 50% of the unvested restricted shares will immediately vest and the remaining unvested restricted shares will be forfeited. Accordingly, if a Change in Control had occurred on December 31, 2022, 50% of Mr. Doyle’s unvested restricted shares would have immediately vested, with a value of $72,307 based on $5.93 per share, the closing price of our Common Stock on December 30, 2022, the last trading day of the fiscal year ended December 31, 2022.

As defined in the award agreement pursuant to which Mr. Doyle received restricted shares, “Change in Control” means: (a) any person is or becomes the “beneficial owner”, directly or indirectly, of securities of the Company representing 66% or more of the combined voting power of the Company’s then outstanding voting securities; (b) the stockholders of the Company approve a merger or consolidation of the Company with any other entity or approve the issuance of voting securities in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary thereof), other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) at least 34% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 66% or more of either of the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities; or (c) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction or series of transactions within a period of twelve (12) months ending on the date of the last sale or disposition having a similar effect).
Compensation Policies and Practices Related to Risk Management
The compensation committee has determined that none of the Company’s compensation policies and practices create any risks that are reasonably likely to have a material adverse effect on the Company.
Compensation of Directors
Pursuant to our director compensation program, each independent director receives an annual cash retainer of  $60,000 and, in connection with each annual meeting of stockholders, a grant of  $85,000 in restricted shares, vesting on the one-year anniversary of the annual meeting. In addition, the lead independent director receives an additional annual cash retainer of  $100,000, the chair of the audit committee receives an additional annual cash retainer of  $30,000, each other member of the audit committee receives an additional annual cash retainer of  $15,000, the chair of each of the compensation committee and the nominating and corporate governance committee receives an additional annual cash retainer of  $15,000, and each other member of each of the compensation committee and the nominating and corporate governance committee receives an additional annual cash retainer of  $10,000. Members of the Board of Directors do not receive fees for attending meetings or taking actions by written consent.
We also pay each independent director for each external seminar, conference, panel, forum or other industry related event attended in person and in which the independent director actively participates, solely in their capacity as an independent director of the Company, in the following amounts:
•
$2,500 for each day of an external seminar, conference, panel, forum or other industry-related event that does not exceed four hours, or

•
$5,000 for each day of an external seminar, conference, panel, forum or other industry-related event that exceeds four hours.

Restricted share awards entitle the recipient to receive shares of Common Stock from the Company under terms that provide for vesting over a specified period of time. For restricted share awards granted under the Individual Plan, the awards provide for accelerated vesting of the portion of the unvested restricted shares scheduled to vest in the year of the recipient’s termination of their position as a director of the Company due to a voluntary resignation or failure to be re-elected to the Board of Directors following nomination. All unvested restricted shares also vest in the event of a Change of Control (as defined in the Individual Plan or the applicable award agreement) or a termination of a directorship without cause or as a result of death or disability. Restricted shares may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. Holders of restricted shares may receive cash dividends prior to the time that the restrictions on the restricted shares have lapsed. Any dividends to holders of restricted shares payable in shares of Common Stock are subject to the same restrictions as the underlying restricted shares.

In either of the above cases, we will reimburse, to the extent not otherwise reimbursed, an independent director’s reasonable expenses associated with attending external seminars, conferences, panels, forums or other industry-related events. An independent director cannot be paid or reimbursed for attendance at a single external seminar, conference, panel, forum or other industry-related event by us and another company for which he or she is a director
The following table sets forth information regarding compensation of our directors paid during the year ended December 31, 2022:
Name	Fees Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total Compensation ($)
Lisa D. Kabnick	$200,000	$84,674(3)	—	—	—	$8,406	$293,080
Leslie D. Michelson	$95,000	$84,674(3)	—	—	—	$8,511	$293,185
Stanley R. Perla	$110,000	$84,674(3)	—	—	—	$8,406	$293,080
Governor Edward G. Rendell	$85,000	$84,674(3)	—	—	—	$8,458	$293,132

(1)
Value of restricted shares calculated based on their grant date fair value computed in accordance with FASB ASC Topic 718. All assumptions made in the valuations are contained and described in Note 13 to the financial statements in the 10-K for the year ended December 31, 2022. As of December 31, 2022, Ms. Kabnick, Mr. Perla Mr. Michelson and Governor Rendell each held approximately 10,720 unvested restricted shares, respectively.

(2)
The amount reported as “All Other Compensation” represents the value of dividends and other distributions received during the year ended December 31, 2022 on any unvested restricted shares.

(3)
Represents 10,720 restricted shares which vest on April 22, 2023.

Pay Versus Performance Disclosure
As required by Item 402(v) of Regulation S-K, which was mandated by Section 953(a) of the Dodd-Frank Act, we are providing the following information about the relationship between “compensation actually paid” to our principal executive officer or “PEO” and average “compensation actually paid” to our NEOs and the financial performance of the Company during the years ended December 31, 2022, 2021 and 2020, respectively, in each case calculated in a manner consistent with SEC rules.
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs(2)(3)	Average Compensation Actually Paid to Non-PEO NEOs(3)	Value of Initial Fixed $100 Investment Based On(4):		Net Loss Attributable to Common Stockholders (in thousands)	Adjusted Funds from Operations (in thousands)
					Total Shareholder Return	Peer Group Total Shareholder Return
2022	$—	$—	$606,238	$542,866	$64.09	$99.58	$(105,854)	$139,956
2021	$3,008	$3,008	$331,169	$327,617	$86.99	$131.65	$(63,318)	$118,013
2020	$8,906	$8,906	$—	$—	$64.53	$93.69	$(46,650)	$97,969

(1)
Edward M. Weil, Jr. is the PEO reflected in these columns for the fiscal years ended December 31, 2022, 2021 and 2020, respectively.

(2)
Compensation actually paid or “CAP” to our PEO and Non-PEO NEO is calculated based on the “Total Compensation” reported in the Summary Compensation Table above for each of the applicable fiscal years, adjusted to exclude and include certain items in accordance with Item 402(v) of Regulation S-K as follows.

(3)
Jason F. Doyle is the non-PEO NEO reflected in these columns, and our only non-PEO for the covered fiscal years. Mr. Doyle is the Company’s chief financial officer, treasurer and secretary.

(4)
Represents cumulative total return to holders of our common stock against the cumulative total return of our peer entities, represented by FTSE National Association of Real Estate Investment Trusts Equity Index (“NAREIT Index”), from December 31, 2019 (the last trading day before Fiscal 2020) through December 31, 2022 (the last trading day of the covered period), calculated from the market close on the last trading day before Fiscal 2020 through and including the end of each applicable fiscal year in the table above for which the total shareholder return is being calculated. The total shareholder return for each investment assumes that $100 was invested in our common stock and the respective index on December 31, 2019 through December 31, 2022, including reinvestment of any dividends.

PEO SCT Total to CAP Reconciliation
Fiscal Year	SCT Total	Deductions from SCT Total(1)	Additions to SCT Total(2)			CAP
			Fair Value of Current Year Equity Awards	Change in Value of Prior Years’ Awards Unvested	Change in Value of Prior Years’ Awards that Vested
2022	$—	$—	$—	$—	$—	$—
2021	$3,008	$—	$—	$—	$—	$3,008
2020	$8,906	$—	$—	$—	$—	$8,906
Average Non-PEO NEOs SCT Total to CAP Reconciliation:
Fiscal Year	Summary Compensation Table (“SCT”) Total	Deductions from SCT(1)	Additions to SCT(2)			CAP
			Fair Value of Current Year Equity Awards	Change in Value of Prior Years’ Awards Unvested	Change in Value of Prior Years’ Awards that Vested i
2022	$606,238	$134,200	$99,476	$(24,360)	$(4,288)	$542,866
2021	$331,169	$96,222	$92,960	$—	$—	$327,617
2020	$—	$—	$—	$—	$—	$—

(1)
Represents the grant date fair value of equity-based awards granted each year. The fair values of equity compensation, including such amounts described in the tables below, are calculated in accordance with FASB ASC Topic 718. All assumptions made in the valuations are contained and described in footnote 13 to the Company’s financial statements for Fiscal 2022 contained in our Annual Report to Stockholders for the fiscal year ended December 31, 2022, filed with the SEC on February 23, 2023. The amounts shown in the table reflect the total fair value on the date of grant and do not necessarily reflect the actual value, if any, that may be realized by the NEOs.

(2)
We did not report a change in pension value for any of the years reflected in this table because the Company does not maintain a defined benefit or actuarial pension plan and therefore a deduction from SCT related to such pension plans is not needed.

(3)
Reflects the value of equity calculated in accordance with the SEC methodology for determining CAP for each year shown. The fair values of equity compensation, including such amounts described in the tables below, are calculated in accordance with FASB ASC Topic 718. All assumptions made in the valuations are contained and described in footnote 13 to the Company’s financial statements for Fiscal 2022 contained in our Annual Report to Stockholders for the fiscal year ended December 31, 2022, filed with the SEC on February 23, 2023. The amounts shown in the table reflect the total fair value on the applicable date(s) listed in the table above, and do not necessarily reflect the actual value, if any, that may be realized by the applicable NEO.

Tabular Disclosure of Most Important Measures to Determine Fiscal 2022 CAP
In determining compensation actually paid for the year ended December 31, 2022, we did not consider any financial performance measures. Accordingly, we have not included a tabular list of our most important financial measures to determine compensation actually paid during the year ended December 31, 2022 pursuant to Item 402(v) of Regulation S-K and we have not included a “company selected measure” (CSM) column in the table above.
Relationship Between Company TSR and Peer Group TSR; Financial Performance Measures and CAP
Relationship Between Company TSR and Peer Group TSR
Between the years ended December 31, 2020 and 2021, respectively, the NAREIT Index total shareholder return (“TSR”) showed an increase of approximately 41%, while our TSR increased by approximately 35%. Between the years ended December 31, 2021 and 2022, respectively, the NAREIT Index TSR showed a decrease of approximately 24%, while our TSR decreased by approximately 26%.
Relationship Between Financial Performance Measures and CAP
Between the years ended December 31, 2020 and 2021, respectively, our TSR increased by approximately 35%, our net loss attributable to common stockholders increased by approximately 36%, our PEO CAP decreased by approximately 66% and our average non-PEO NEO CAP increased by approximately 100%.
Between the years ended December 31, 2021 and 2022, respectively, our TSR decreased by approximately 26%, our net loss attributable to common stockholders increased by approximately 67%, our PEO CAP decreased by approximately 100% and our average non-PEO NEO CAP increased by approximately 66%.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS
The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of March 24, 2023, in each case including shares of Common Stock which may be acquired by such persons within 60 days, by:
•
each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;

•
each of the Company’s NEOs and directors; and

•
all of the Company’s executive officers and directors as a group.

	Common Stock
Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Class
The Vanguard Group, Inc.(2)	19,302,816	18.2%
BlackRock, Inc.(3)	12,501,080	11.8%
State Street Corporation(4)	6,910,582	6.5%
Edward M. Weil, Jr.	66,481	*
Jason F. Doyle(5)	33,402	*
Lisa D. Kabnick(6)	334,366	*
Leslie D. Michelson(7)	82,802	*
Stanley R. Perla(8)	89,918	*
Edward G. Rendell(9)	96,697	*
All directors and executive officers as a group (six persons)	703,667	*

*
Less than 1%.

(1)
Unless otherwise indicated, the business address of each individual or entity listed in the table is 650 Fifth Avenue, 30th Floor, New York, New York 10019. Unless otherwise indicated, the individual or entity listed has sole voting and investment power over the shares listed.

(2)
The business address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. The Vanguard Group, Inc. has sole voting power over no shares, shared voting power over 214,745 shares, sole dispositive power over 18,974,384 shares and shared dispositive power over 328,432 shares. The information contained herein with respect to The Vanguard Group, Inc. is based solely on Amendment No. 5 to the Schedule 13G filed by The Vanguard Group, Inc. with the SEC on February 9, 2023.

(3)
The business address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055. BlackRock, Inc. has sole voting power over 12,091,283 shares, shared voting power over no shares, sole dispositive power over 12,501,080 shares and shared dispositive power over no shares. The information contained herein with respect to BlackRock, Inc. is based solely on Amendment No. 5 to the Schedule 13G filed by BlackRock, Inc. with the SEC on January 24, 2023.

(4)
The business address of State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. State Street Corporation has shared voting power over 5,063,537 shares, shared dispositive power over 6,910,582 shares and no sole voting or dispositive power. The information contained herein with respect to State Street Corporation is based solely on the Schedule 13G filed by State Street Corporation with the SEC on February 3, 2023.

(5)
Includes 24,387 unvested restricted shares.

(6)
Includes approximately 10,720 unvested restricted shares.

(7)
Includes approximately 10,720 unvested restricted shares.

(8)
Includes approximately 10,720 unvested restricted shares.

(9)
Includes approximately 10,720 unvested restricted shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Edward M. Weil Jr., our chief executive officer, president and chairman, also is the chief executive officer and president of the Advisor and the Property Manager. Jason F. Doyle, our chief financial officer, treasurer and secretary, is also the chief financial officer, treasurer and secretary of the Advisor and the Property Manager. The Advisor and the Property Manager are owned and controlled directly or indirectly by AR Global. Mr. Weil is the chief executive officer of AR Global and owns a non-controlling interest in the parent of AR Global.
Advisor
The Advisor is responsible for overseeing and managing the Company’s day-to-day operations pursuant to our advisory agreement with the Advisor, as amended from time to time. The initial term of our advisory agreement expires on April 29, 2035. This term is automatically renewed for successive 20-year terms upon expiration unless the advisory agreement is terminated (1) in accordance with an Internalization (as defined below), (2) by the Company or the Advisor with cause, without penalty, with 60 days’ notice, (3) by the Advisor for (a) a failure to obtain a satisfactory agreement for any successor to the Company to assume and agree to perform obligations under our advisory agreement or (b) any material breach of our advisory agreement of any nature whatsoever by the Company, or (4) by the Advisor in connection with a change of control of the Company. Upon the termination of our advisory agreement, the Advisor will be entitled to receive from the Company all amounts due to the Advisor, as well as the then-present fair market value of the Advisor’s interest in the Company.
Our advisory agreement grants the Company the right to internalize the services provided under our advisory agreement (“Internalization”) and to terminate our advisory agreement pursuant to a notice received by the Advisor as long as (i) more than 67% of the Company’s independent directors have approved the Internalization; and (ii) the Company pays the Advisor an Internalization fee equal to (1) $15 million plus (2) either (x) if the Internalization occurs on or before December 31, 2028, the Subject Fees (defined below) multiplied by 4.5, or (y) if the Internalization occurs on or after January 1, 2029, the Subject Fees multiplied by 3.5 plus (3) 1.0% multiplied by (x) the purchase price of properties or other investments acquired after the end of the fiscal quarter in which the notice of Internalization is received by the Advisor and prior to the Internalization (but excluding any portion of the purchase price funded solely with equity proceeds) and (y) without duplication, the cumulative net proceeds of any equity raised by the Company during the period following the end of the fiscal quarter in which notice is received and the Internalization. The “Subject Fees” are equal to (i) the product of four multiplied by the sum of  (A) the actual base management fee (including both the fixed and variable portion thereof) plus (B) the actual variable management fee, in each of clauses (A) and (B), payable for the fiscal quarter in which the notice of Internalization is received by the Advisor, plus, (ii) without duplication, the annual increase in the base management fee resulting from the cumulative net proceeds of any equity raised in respect of the fiscal quarter in which the notice of Internalization is received by the Advisor. Up to 10% of the Internalization fee may be payable in shares of Common Stock subject to certain conditions.
Under our advisory agreement, the Company is required to pay the Advisor a base management fee comprised of a fixed and a variable portion. The fixed portion of the base management fee is paid monthly in an annualized amount equal to $24 million. The variable portion of the base management fee is also paid monthly and is equal to an aggregate annual amount equal to 1.25% of the cumulative net proceeds of any equity raised by the Company and its subsidiaries (including certain convertible debt, proceeds from the Company’s distribution reinvestment plan and any cumulative Core Earnings (as defined in our advisory agreement) in excess of dividends paid on Common Stock but excluding equity based compensation and proceeds from a Specified Transaction (as defined below) from and after the initial effective date of our advisory agreement on February 16, 2017). If the Company acquires (whether by merger, consolidation or otherwise) any other REIT that is advised by an entity that is wholly-owned, directly or indirectly, by AR Global, other than any joint venture (a “Specified Transaction”), the fixed portion of the base management fee will be increased by an amount equal to the consideration paid for the acquired company’s equity multiplied by 0.0031 for the first year following the Specified Transaction, 0.0047 for the second year and 0.0062 thereafter. The base management fee is payable to the Advisor or its assignees in cash, units of limited partnership designated as “Class A Units” (“Class A Units”), or shares of Common Stock, or a combination thereof, the form of payment to be determined at the discretion of the Advisor and the value of any Class A Unit or share of Common Stock to be determined based on the trading price of the Common Stock. During the year ended December 31, 2022, the Company paid the Advisor $24.0 million and $7.6 million with respect to the fixed and variable portion of the base management fee, respectively. All of the fees were paid in cash.
In addition, under our advisory agreement, the Company is required to pay the Advisor a variable management fee equal to the product of  (1) the fully diluted shares of common stock outstanding multiplied by (2) (x) 15% of the applicable quarter’s Core Earnings per share in excess of  $0.275 per share plus (y) 10% of the applicable quarter’s Core Earnings per share in excess of  $0.3125 per share, in each case as adjusted for changes in the number of shares of Common Stock outstanding. The calculation of fully diluted shares of Common Stock outstanding for purposes of calculating Core Earnings per share is based on the Company’s reported diluted weighted-average shares outstanding. Core Earnings is defined as, for the applicable period, net income or loss, computed in accordance with GAAP, excluding non-cash equity compensation expense, the variable management fee, acquisition and transaction related fees and expenses, financing related fees and expenses, depreciation and amortization, realized gains and losses on the sale of assets, any unrealized gains or losses or other non-cash items recorded in net income or loss for the applicable period, regardless of whether such items are included in other comprehensive income or loss, or in net income, one-time events pursuant to changes in GAAP and certain non-cash charges, impairment losses on real estate related investments and other than temporary impairments of securities, amortization of deferred financing costs, amortization of tenant inducements, amortization of straight-line rent, amortization of market lease intangibles, provision for loss loans, and other non-recurring revenue and expenses (in each case after discussions between the Advisor and the independent directors and the approval of a majority of the independent directors). The variable management fee is payable to the Advisor or its assignees in cash or shares, or a combination of both, the form of payment to be determined in the sole discretion of the Advisor and the value of any share to be determined by the Advisor acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. During the year ended December 31, 2022, the Company paid $0.4 million in variable management fees.
The Advisor is reimbursed for services provided for which it incurs investment-related expenses, or “insourced expenses.” The amount reimbursed for insourced expenses cannot exceed 0.5% of the contract purchase price of each acquired property or 0.5% of the amount advanced for a loan or other investment. Additionally, the Company reimburses the Advisor for any third party acquisition expenses paid by the Advisor. In no event will the total of all acquisition expenses payable with respect to the Company’s portfolio of investments or reinvestments exceed 4.5% of the contract purchase price of the Company’s portfolio or 4.5% of the amount advanced for all loans or other investments, and this threshold has not been exceeded through December 31, 2022. During the year ended December 31, 2022, the Company reimbursed the Advisor for $0.4 million in acquisition expenses and related cost reimbursements.
The Company reimburses the Advisor’s costs of providing administrative services including, among other things, a reasonable allocation of salaries and wages, benefits and overhead of all employees of the Advisor or its affiliates who perform services under our advisory agreement. The reimbursement includes reasonable overhead expenses, including the reimbursement of an allocated portion of rent expense at certain properties that are both occupied by employees of the Advisor or its affiliates and owned by affiliates of the Advisor. These reimbursements are exclusive of fees and other expense reimbursements incurred from and due to the Advisor that are passed through and ultimately paid to any service provider as a result of the Advisor’s arrangements with such service provider. During the year ended December 31, 2022, the Company incurred $14.2 million (which includes $3.0 million of compensation and overhead costs related to the Multi-Tenant Property Management Agreement which is not subject to the Capped Reimbursement Amount under the Advisory Agreement) of reimbursement expenses from the Advisor for providing administrative services.
The aggregate amount that may be reimbursed in each fiscal year for salaries, wages and benefits (excluding overhead) of employees of the Advisor or its affiliates (the “Capped Reimbursement Amount”) for each fiscal year is subject to a limit that is equal to the greater of a fixed component (the “Fixed Component”) and a variable component (the “Variable Component”). Both the Fixed Component and the Variable Component increase by an annual cost of living adjustment equal the greater of  (x) 3% and (y) the

CPI, as defined in the amendment, for the prior year ended December 31st. For the year ended December 31, 2022, (a) the Fixed Component was equal to $7.7 million, and (b) the Variable Component was equal to: (i) the sum of the total real estate investments, at cost as recorded on the balance sheet dated as of the last day of each fiscal quarter (the “Real Estate Cost”) in the year, (ii) divided by four, multiplied by (ii) 0.20%.
If we sell real estate investments aggregating an amount equal to or more than 25% of Real Estate Cost, in one or a series of related dispositions in which the proceeds of the disposition(s) are not reinvested in Investments (as defined in the advisory agreement), then within 12 months following the disposition(s), the advisory agreement requires the Advisor and the Company to negotiate in good faith to reset the Fixed Component; provided that if the proceeds of the disposition(s) are paid to shareholders of the Company as a special distribution or used to repay loans with no intent of subsequently re-financing and re-investing the proceeds thereof in Investments, the advisory agreements requires these negotiations within 90 days thereof, in each case taking into account reasonable projections of reimbursable costs in light of the Company’s reduced assets.
For the year ended December 31, 2022, the total amount of reimbursements by the Company to the Advisor for salaries, wages and benefits that were subject to the Capped Reimbursement Amount was approximately $8.8 million, the Fixed Component was approximately $7.7 million and the Variable Component was approximately $10.6 million.
As described in “Compensation and Other Information Concerning Officers, Directors and Certain Stockholders — Compensation Discussion and Analysis,” during 2022, we awarded a total of 309,068 restricted shares to employees of the Advisor or its affiliates who provide services to us pursuant to a delegation of authority by the compensation committee to Mr. Weil. No awards may be made pursuant to this delegation of authority to anyone who is also a partner, member or equity owner of the parent of the Advisor, such as Mr. Weil. See “Compensation and Other Information Concerning Officers, Directors and Certain Stockholders - Compensation Discussion and Analysis” for details on these awards, including awards made to our chief financial officer, Mr. Doyle.
Property Manager
The Property Manager is responsible for managing and leasing our properties, pursuant to a property management agreement (the “Multi-Tenant Property Management Agreement”), a leasing agreement (the “Multi-Tenant Leasing Agreement”) and a net lease property management and leasing agreement (the “Net Lease Property Management Agreement”). In addition, in connection with the issuance of $242 million aggregate principal amount of net lease mortgage notes (the “Net Lease Mortgage Notes”) by certain subsidiaries of the Company in May 2019, those subsidiaries entered into a Property Management and Servicing Agreement (the “ABS Property Management Agreement”), with the Property Manager, KeyBank National Association (“KeyBank”), as back-up property manager, and Citibank, N.A. as indenture trustee.
The Multi-Tenant Property Management Agreement provides that, unless a property is subject to a separate property management agreement with the Property Manager, the Property Manager is the sole and exclusive property manager for the Company’s multi-tenant properties, which are generally retail properties, such as power centers and lifestyle centers. In December 2017, in connection with a $210.0 million mortgage loan secured by 12 of the Company’s anchored, stabilized core retail properties, the Company entered into 12 identical property management agreements with the Property Manager, the substantive terms of which are substantially identical to the terms of the Multi-Tenant Property Management Agreement, except they do not provide for the transition fees described below.
The Multi-Tenant Property Management Agreement entitles the Property Manager to a management fee equal to 4.0% of the gross rental receipts from the multi-tenant properties, including common area maintenance reimbursements, tax and insurance reimbursements, percentage rental payments, utility reimbursements, late fees, vending machine collections, service charges, rental interruption insurance, and a 15.0% administrative charge for common area expenses that are collected from tenants pursuant to their leases with the Company. The Company incurred $9.2 million, of which $8.1 million was paid, with respect to these fees and reimbursements during the year ended December 31, 2022.

In addition, the Property Manager is entitled to a one-time transition fee of up to $2,500 for each multi-tenant property managed, a construction fee equal to 6.0% of construction costs incurred, if any, and reimbursement of all expenses specifically related to the operation of a multi-tenant property, including compensation and benefits of property management, accounting, lease administration, executive and supervisory personnel of the Property Manager, and excluding expenses of the Property Manager’s corporate and general management office and excluding compensation and other expenses applicable to time spent on matters other than the multi-tenant property. The Company incurred $3.5 million, of which $3.3 million was paid, with respect to these fees and reimbursements during the year ended December 31, 2022.
Pursuant to the Multi-Tenant Leasing Agreement, the Company may, under certain circumstances and subject to certain conditions, pay the Property Manager a leasing fee for services in leasing multi-tenant properties to third parties. During the year ended December 31, 2022, the Company incurred $2.5 million, of which $2.3 million was paid, in leasing fees to the Property Manager pursuant to the Multi-Tenant Leasing Agreement.
The Company’s double- and triple-net leased single tenant properties are managed by the Property Manager pursuant to the Net Lease Property Management Agreement, unless they are subject to a separate agreement with the Property Manager. The Net Lease Property Management Agreement permits the Property Manager to subcontract its duties to third parties and requires the Company to pay for all costs and expenses of managing the properties, except for general overhead and administrative expenses of the Property Manager. The Property Manager was not paid any amounts from the Company under the Net Lease Property Management Agreement for the year ended December 31, 2022. In December 2019, in connection with a $45.0 million mortgage loan secured by four properties, the Company entered into a property management and leasing agreement with the Property Manager with respect to the properties securing the loan, the substantive terms of which are substantially identical to the terms of the Net Lease Property Management Agreement, except that it limits the fees payable to the Property Manager and any subcontractor to 3% of operating income in the event that the Property Manager subcontracts its duties under the agreement. The Property Manager was not paid any amounts from the Company under this agreement for the year ended December 31, 2022.
In July 2020, in connection with one of the Company’s mortgage loans secured by 368 double- and triple-net leased single-tenant properties, all but one of the Company’s borrower subsidiaries entered into a new property management and leasing agreement with the Property Manager with respect to all but one of the mortgaged properties. The Company’s other double- and triple-net leased single-tenant properties, including the one mortgaged property excluded from the new property management and leasing agreement, are managed by the Property Manager pursuant to the Net Lease Property Management Agreement. The new property management and leasing agreement is identical to the Net Lease Property Management Agreement, except that the new property management and leasing agreement does not permit the Property Manager to subcontract its duties to third parties.
The current term of the Net Lease Property Management Agreement ends on October 1, 2022 and is automatically renewed for successive one-year terms unless terminated 60 days prior to the end of a term or terminated for cause. On November 4, 2020, in light of the investment to be made by the Property Manager and its affiliates in property management infrastructure for the benefit of the Company and its subsidiaries, the Company amended each of the Multi-Tenant Property Management Agreement and the Multi-Tenant Leasing Agreement change the expiration date of each agreement to the later of (i) November 4, 2025 and (ii) the termination date of the advisory agreement. These agreements with the Property Manager may only be terminated for cause prior to the end of the term.
Under the ABS Property Management Agreement, the Property Manager is responsible for servicing and administering the properties and leases securing the Net Lease Mortgage Notes under ordinary and special circumstances, and, KeyBank, as the back-up property manager, is responsible for, among other things, maintaining current servicing records and systems for the assets securing the Net Lease Mortgage Notes in order to enable it to assume the responsibilities of the Property Manager in the event the Property Manager is no longer the property manager and special servicer. Pursuant to the ABS Property Management Agreement, the Property Manager may also be required to make reimbursable advances of principal and interest in respect of the Net Lease Mortgage Notes and reimbursable servicing advances in respect of the collateral to preserve and protect value under certain circumstances.

Pursuant to the ABS Property Management Agreement, subsidiaries of the Company are required to pay the Property Manager a monthly fee equal to the product of  (i) one-twelfth of 0.25%, and (ii) the aggregate allocated loan amounts of all the properties that serve as part of the collateral for the Net Lease Mortgage Notes, except for specially serviced properties. With respect to the specially serviced properties, the Property Manager is entitled to receive a workout fee or liquidation fee under certain circumstances based on 0.50% of applicable amounts recovered, as well as a monthly fee equal to the product of  (i) one-twelfth of 0.75%, and (ii) the aggregate allocated loan amounts of all the specially serviced properties that serve as part of the collateral pool for the Net Lease Mortgage Notes. The Property Manager has retained KeyBank as a sub-manager pursuant to a separate sub-management agreement pursuant to which KeyBank provides certain services the Property Manager is required to provide as property manager under the ABS Property Management Agreement. Under the ABS Property Management Agreement, the Property Manager has agreed to waive (i) the portion of the monthly fee related to the properties that are not specially serviced that is in excess of the amount to be paid to KeyBank as sub-manager pursuant to the sub-management agreement, (ii) the workout fee, (iii) the liquidation fee and (iv) the monthly fee related to the properties that are specially serviced, although the Property Manager retains the right to revoke these waivers at any time. The Property Manager is also entitled to receive additional servicing compensation related to certain fees and penalties under the leases it is responsible for under the ABS Property Management Agreement.
The services provided by the Property Manager with respect to the double- and triple-net leased single-tenant properties in the collateral pool and related property management fees are separate and independent from the property management services the Property Manager has provided and will continue to provide with respect to those properties pursuant to the Net Lease Property Management Agreement.
During the year ended December 31, 2022, the Company paid the Property Manager $0.6 million under the ABS Property Management Agreement, representing only the amount to be paid to KeyBank as sub-manager pursuant to the sub- management agreement.
Summary of fees, expenses and related payables
The following table details amounts incurred and payable to related parties in connection with the operations-related parties in connection with the operations-related services described above as of and for the year ended December 31, 2022.
	Year Ended December 31, 2022	Payable (Receivable) as of December 31, 2022
	(In thousands)
One-time fees and reimbursements:	$387	$9
Acquisition related cost reimbursements(1)	—	—
Vesting and conversion of Class B Units
Ongoing fees:
Asset management fees to related party(2)	32,026	—
Property management and leasing fees(3)	12,860	1,302
Professional fees and other reimbursements(4)	16,231	527
Total related party operation fees and reimbursements	$61,504	$1,838

(1)
Amounts included in acquisition and transaction related expenses in the consolidated statements of operations and comprehensive loss

(2)
Amounts included incentive management fees of $0.4 million.

(3)
Amounts included property operating expenses in the consolidated statements of operations and comprehensive loss, with the exception of $2.5 million of leasing fees which were capitalized and are included in deferred costs, net in the consolidated balance sheet. A portion of leasing fees are ultimately paid to a third party.

(4)
Amounts included in general and administrative expense in the consolidated statements of operations and comprehensive loss. Includes amounts for directors’ and officers’ insurance.

Multi-Year Outperformance Agreements
2021 OPP
On May 4, 2021, the Company’s independent directors, authorized an award of LTIP Units under the 2021 OPP, on July 21, 2021, the Company, the OP and the Advisor entered into the 2021 OPP. Based on a maximum award value of $72.0 million and the initial share price of $8.4419, which was determined on July 20, 2021, the Advisor was granted a total of 8,528,885 LTIP Units pursuant to the 2021 OPP. These LTIP Units may be earned and become vested based on the Company’s TSR, including both share price appreciation and reinvestment of Class A common stock dividends, compared to the initial share price over a performance period that commenced on July 20, 2021 and ending on the earliest of (i) July 20, 2024, (ii) the effective date of any Change of Control (as defined in the Advisor Plan) and (iii) the effective date of any termination of the Advisor’s services as the Company’s advisor.
The amortization of the fair value of the LTIP Units that were granted will be recorded evenly over the requisite service period which is approximately 38.5 months from May 4, 2021, the date that the Company’s independent Board of Directors approved the award of LTIP Units under the 2021 OPP, through July 20, 2024, the end of the performance period.
Compensation Expense — 2021 OPP
During the year ended December 31, 2022, the Company recorded share-based compensation expense related to the LTIP Units of $12.7 million which is recorded in equity-based compensation in the consolidated statements of operations and comprehensive loss. As of December 31, 2022, the Company had $19.7 million of unrecognized compensation expense related to the LTIP Units which is expected to be recognized over a period of 1.6 years.
LTIP Units Distributions/Redemptions
The rights of the Advisor as the holder of the LTIP Units are governed by the terms of the LTIP Units set forth in the agreement of limited partnership of the OP. Holders of LTIP Units are entitled to distributions on the LTIP Units equal to 10% of the distributions made per Class A Unit (other than distributions of sale proceeds) until the LTIP Units are earned. Distributions paid on a Class A Unit are equal to dividends paid on a share of Common Stock. Distributions paid on LTIP Units are not subject to forfeiture, even if the LTIP Units are ultimately forfeited. The Advisor is entitled to a priority catch-up distribution on each earned LTIP Unit equal to 90% of the aggregate distributions paid on Class A Units during the applicable performance period. Any LTIP Units that are earned become entitled to receive the same distributions paid on Class A Units. If and when the Advisor’s capital account with respect to an earned LTIP Unit is equal to the capital account balance of a Class A Unit, the Advisor, as the holder of the earned LTIP Unit, in its sole discretion, is entitled to convert the LTIP Unit into a Class A Unit, which may in turn be redeemed on a one-for-one basis for, at the Company’s election, a share of Common Stock or the cash equivalent thereof.
The Company paid distributions on LTIP Units of $0.7 million for the year ended December 31, 2022. These amounts are recorded in the Company’s consolidated statements of changes in equity.
Performance Measures
With respect to one-half of the LTIP Units granted under the 2021 OPP, the number of LTIP Units that become earned (if any) will be determined as of the last day of the performance period based on the Company’s achievement of absolute TSR levels as shown in the table below.
Performance Level	Absolute TSR	Percentage of LTIP Units Earned	Number of LTIP Units Earned
Below Threshold	Less than 18%	0%	0.00
Threshold	18%	25%	1,066,110.63
Target	24%	50%	2,132,221.25
Maximum	36% or higher	100%	4,264,442.50

If the Company’s absolute TSR is more than 18% but less than 24%, or more than 24% but less than 36%, the number of LTIP Units that become earned is determined using linear interpolation as between those tiers, respectively.
With respect to the remaining one-half of the LTIP Units granted under the 2021 OPP, the number of LTIP Units that become earned (if any) will be determined as of the last day of the performance period based on the difference (expressed in terms of basis points (“bps”), whether positive or negative, as shown in the table below) between the Company’s absolute TSR on the last day of the performance period relative to the average TSR of a peer group (consisting of Broadstone Net Lease, Inc., Office Properties Income Trust, RPT Realty and Spirit Realty Capital, Inc. as of the last day of the performance period as follows:
Performance Level	Relative TSR Excess	Percentage of Relative TSR LTIP Units Earned	Number of LTIP Units Earned
Below Threshold	Less than -600 bps	0%	0.000
Threshold	-600 bps	25%	1,066,110.625
Target	0 bps	50%	2,132,221.250
Maximum	+600 bps	100%	4,264,442.500
If the relative TSR excess is more than -600 bps but less than zero bps, or more than zero bps but less than +600 bps, the number of LTIP Units that become earned is determined using linear interpolation as between those tiers, respectively.
Other Terms
In the case of a Change of Control or a termination of the Advisor without Cause (as defined in the Advisory Agreement), the number of LTIP Units that become earned will be calculated based on actual performance through the last trading day prior to the effective date of the Change of Control or termination (as applicable), with the hurdles for calculating absolute TSR prorated to reflect a performance period of less than three years but without prorating the number of LTIP Units that may become earned to reflect the shortened performance period.
In the case of a termination of the Advisor for Cause, the number of LTIP Units that become earned will be calculated based on actual performance through the last trading day prior to the effective date of the termination, with the hurdles for calculating absolute TSR and the number of LTIP Units that may become earned each prorated to reflect a performance period of less than three years.
Pursuant to the terms of the Advisor Plan, the LTIP Units will be administered by the Board or a committee thereof, defined as the “Committee” in the Advisor Plan. Promptly following the performance period, the Committee will, except in certain circumstances, determine the number of LTIP Units earned (if any) based on calculations prepared by an independent consultant engaged by the Committee and as approved by the Committee in its reasonable and good faith discretion. The Committee also must approve the transfer of any LTIP Units or any Class A Units into which LTIP Units may be converted in accordance with the terms of the agreement of limited partnership of the OP. Any LTIP Units that are not earned will automatically be forfeited effective as of the end of the performance period and neither the Company nor the OP will be required to pay any future consideration in respect thereof.
Investment Allocation Agreement
We are party to an investment opportunity allocation agreement with GNL, which is a NYSE-listed REIT advised by affiliates of AR Global. Pursuant to the allocation agreement, each opportunity to acquire one or more domestic office or industrial properties will be presented first to us, and each opportunity to acquire one or more domestic retail or distribution properties with a lease duration of ten years or more will be presented first to GNL, and will be presented to us only after GNL has determined not to acquire the property.
Indemnification Obligations
Subject to conditions and exceptions, the Company has agreed pursuant to our advisory agreement to indemnify the Advisor and its affiliates, as well as their respective officers, directors, equity holders, members, partners, stockholders, other equity holders and employees, from and against all losses, claims, damages, losses, joint or several, expenses (including reasonable attorneys’ fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising in the performance of their duties under our advisory agreement. Subject to conditions and exceptions, the Company has also agreed to advance any indemnitee legal expenses and other costs incurred as a result of any legal action for which the indemnification being sought is permissible.
We have entered into indemnification agreements with the Advisor and certain of its affiliates, each of our directors and officers, and certain former directors and officers, providing that we will indemnify them to the extent permitted by Maryland law and our charter and advance expenses to them in connection with claims or liability they may become subject to due to their service to us consistent with the provisions of our charter, our Bylaws and Maryland law. During the period from January 1, 2022 through the date of this Proxy Statement, we have not reimbursed the Advisor and its affiliates with respect to any expenses incurred in connection with litigation relating to our merger with RCA.
Certain Conflict Resolution Procedures
Every transaction that we enter into with the Advisor or its affiliates is subject to an inherent conflict of interest. Our Board may encounter conflicts of interest in enforcing our rights against any of these entities in the event of a default by or disagreement with or in invoking powers, rights or options pursuant to any agreement between us and the Advisor or any of its affiliates.
Our nominating and corporate governance committee reviews and evaluates all related party transactions, including all transactions in which we, on the one hand, and the Advisor, AR Global or any of their affiliates, on the other hand, are involved. All related party transactions during the year ended December 31, 2022 and during the period from January 1, 2023 through the date of this Proxy Statement were approved in accordance with the applicable Company policies consistent with the nominating and corporate governance committee charter which required a determination that each related party transaction was fair to us and in our best interests. Either our nominating and corporate governance committee, our compensation committee or our independent directors acting as a group has made this determination. See “Board of Directors, Executive Officers and Corporate Governance — Nominating and Corporate Governance Committee.”
In addition, our advisory agreement limits our ability to enter into transactions with the Advisor and its affiliates as follows:
•
If we propose to enter into any transaction in which the Advisor, any affiliate of the Advisor or any of the Advisor’s directors or officers has a direct or indirect interest, then the transaction must be approved by a majority of our directors not otherwise interested in the transaction, including a majority of our independent directors.

•
We may not make loans to the Advisor or any of its affiliates except mortgages or loans to wholly owned subsidiaries of ours. The Advisor and its affiliates may not make loans to us, or to any joint venture or partnership or other similar arrangements in which we are a co-venturer, limited liability company member, limited partner or general partner, which are established to acquire or hold our investments (“Joint Ventures”), unless approved by a majority of our directors (including a majority of our independent directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties.

•
We may enter into Joint Ventures with the Advisor or its affiliates provided that (a) a majority of our directors (including a majority of our independent directors) not otherwise interested in the transaction approves the transaction as being fair and reasonable to us, and (b) the investment by us is on substantially the same terms as those received by other joint venturers.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board has furnished the following report on its activities during the year ended December 31, 2022. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.
To the Directors of The Necessity Retail REIT, Inc.:
We have reviewed and discussed with management The Necessity Retail REIT, Inc.’s audited financial statements as of and for the year ended December 31, 2022.
We have discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.
We have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and have discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in The Necessity Retail REIT, Inc.’s Annual Report to Stockholders for the year ended December 31, 2022.
Audit Committee
Stanley R. Perla (chair)
Lisa D. Kabnick
Leslie D. Michelson

COMPENSATION COMMITTEE REPORT
The Compensation Committee of the Board has furnished the following report during the year ended December 31, 2022. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.
To the Directors of The Necessity Retail REIT, Inc.:
We have reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K of the Securities Exchange Act of 1934, as amended, with management.
Based on the review and discussions described above, we recommended to the Board of Directors of The Necessity Retail REIT, Inc. (the “Company”) that the “Compensation Discussion and Analysis” be included in the Company’s proxy statement.
Compensation Committee
Governor Edward G. Rendell (Chair)
Lisa D. Kabnick
Leslie D. Michelson
Stanley R. Perla

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Our Board of Directors is currently comprised of five members, four of whom are independent directors as that term is defined in the Nasdaq listing rules and our Bylaws and one is a “managing director” as the term is defined in our Bylaws. Our Bylaws provide that the number of directors may not be less than one, which is the minimum number required by the MGCL, or more than 15. The Board is divided into three classes of directors. Each director serves until the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify. At the Annual Meeting, two Class III directors will be elected to serve until the 2026 Annual Meeting and until their successors are duly elected and qualify. The number of directors in each class may be changed from time to time by the Board to reflect matters such as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors.
The Board of Directors has nominated Lisa D. Kabnick and Edward M. Weil, Jr. for election as Class III directors at the Annual Meeting, to serve until our 2026 Annual Meeting and until their successors are duly elected and qualify. Ms. Kabnick and Mr. Weil currently serve as Class III directors of the Company and agreed to be named in this Proxy Statement and to serve as a director if elected. Mr. Weil is also a managing director.
The proxy holders named on the proxy card intend to vote “FOR” the election of Ms. Kabnick and Mr. Weil as Class III directors. The election of the Class III directors requires the affirmative vote of a plurality of all the votes cast at the Annual Meeting, provided that a quorum is present. Withhold votes and broker non-votes, if any, will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
We know of no reason why Ms. Kabnick or Mr. Weil will be unable to serve if elected. If, at the time of the Annual Meeting, Ms. Kabnick or Mr. Weil should become unable to serve, shares represented by the proxies will be voted “FOR” any substitute nominee designated by the Board of Directors. No proxy will be voted for a greater number of persons than the number of nominees described in this Proxy Statement.
Please see the sections titled “Questions and Answers About the Meeting and Voting” and “Background to the Solicitation” for a summary of pending litigation between the Company and Blackwells regarding Blackwells’ attempt to nominate two candidates for election to the Board of Directors and submit six non-binding advisory proposals for a vote of the stockholders at the Annual Meeting.
Blackwells attempted to provide notice of its intent to nominate two candidates for election to the Board as Class III directors and bring six non-binding advisory proposals for a vote of the stockholders at the Annual Meeting. However, the Board determined that the notice sent by Blackwells failed to comply with Maryland law and our Bylaws and therefore the Company rejected each of their purported director nominations and non-binding proposals. Blackwells has filed a complaint against the Company and another defendant in the Circuit Court of Baltimore City, Maryland relating to the attempted notice of nominations and proposals. Unless Blackwells’ purported nominations and proposals are determined to be valid by the Maryland courts and are properly presented at the Annual Meeting, such nominations and proposals will be disregarded, and no proxies or votes in favor of such purported nominees or proposals will be recognized or tabulated at the Annual Meeting.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF LISA D. KABNICK AND EDWARD M. WEIL, JR. AS CLASS III DIRECTORS, TO SERVE UNTIL THE COMPANY’S 2026 ANNUAL MEETING AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFY.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of the Board of Directors has selected and appointed PwC as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2023.
Although ratification by stockholders is not required by law or by our charter or Bylaws, our audit committee believes that submission of its selection to stockholders is a matter of good corporate governance. PwC reports directly to our audit committee. Even if the appointment is ratified, our audit committee, in its discretion, may select a different independent registered public accounting firm at any time if our audit committee believes that such a change would be in the best interests of the Company. If our stockholders do not ratify the appointment of PwC, our audit committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of an independent registered public accounting firm.
A representative of PwC will attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
Fees
The following table summarizes the fees billed to us for professional services rendered by PwC, all of which have been approved by the audit committee, for the fiscal years ended December 31, 2022 and December 31, 2021, respectively:
	2022 (in thousands)	2021 (in thousands)
Audit Fees	$2,600	$1,600
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$2,600	$1,600
Pre-Approval Policies and Procedures
In considering the nature of the services provided by the independent registered public accounting firm, our audit committee determined that the services are compatible with the provision of independent audit services. Our audit committee discussed these services with the independent registered public accounting firm and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. All services rendered by PwC were pre-approved by the audit committee.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023.

PROPOSAL NO. 3 —  NON-BINDING ADVISORY VOTE ON
NAMED EXECUTIVE OFFICER COMPENSATION
Pursuant to Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote on a non-binding, advisory resolution regarding the compensation of our NEOs, as disclosed in this proxy statement. This proposal, known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our NEOs, as disclosed in this proxy statement. Approval of this non-binding advisory resolution requires an affirmative vote of a majority of the votes cast on this proposal. We last conducted this vote at our annual meeting held in 2020. At that meeting, approximately 63% of the votes cast by our stockholders were voted in favor of the resolution. Stockholders also voted in favor of considering a resolution on this topic every year. The Board considered the results of the vote but balanced against the fact that the Company’s obligations to reimburse compensation are contractual in nature and decided to hold a vote once every three years.
We have no employees. The Advisor performs our day-to-day management functions and affiliates of the Advisor employ the persons who provide these services, including our NEOs. We pay the Advisor management fees and reimburse the Advisor for certain expenses as required by the terms of our advisory agreement, which may not be changed except with the agreement of the Advisor. For further details regarding the advisory agreement and our other arrangements with the Advisor and its affiliates, including the Property Manager, see “Certain Relationships and Related Transactions.”
As an externally managed REIT, we do not employ our NEOs, have agreements with them regarding their compensation or otherwise determine the compensation earned by, or paid to, them. AR Global, the parent company of the Advisor, determines the salaries, bonuses and other benefits earned by or paid to our NEOs. We are required, however, by the terms of our advisory agreement to reimburse the Advisor for salaries, bonuses or benefits of certain of our NEOs, subject to certain limits described in more detail herein. As discussed herein, our compensation committee is responsible for approving awards under the 2021 Equity Plan, including the Individual Plan to our NEOs.
In accordance with Section 14A of the Exchange Act, we are asking stockholders to approve, on a non-binding, advisory basis, the following resolution regarding this reimbursement obligation at the annual meeting:
“RESOLVED, that the reimbursement to the Advisor for the amount of salaries, bonuses or benefits paid by the Advisor to certain of our NEOs as described in this proxy statement including the Compensation Discussion and Analysis, compensation tables and related narrative discussion, is hereby approved.”
While this resolution is advisory and non-binding, the nominating and corporate governance committee will consider the vote on this proposal in its future discussions regarding the compensation of our NEOs.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THIS NON-BINDING ADVISORY RESOLUTION.

CODE OF ETHICS
The Code of Ethics that applies to all of our executive officers and directors, including but not limited to, our principal executive officer and principal financial officer.
The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations. A copy of our Code of Ethics may be obtained, free of charge, by sending a written request to our executive office: 650 Fifth Avenue, 30th Floor, New York, NY 10019, Attention: Secretary. Our Code of Ethics is also publicly available on our website at www.necessityretailreit.com. Only the Board of Directors or a committee of the Board of Directors with specific delegated authority may grant waivers of this Code of Ethics. Any waivers will be promptly disclosed to the extent required by law. The Code of Ethics may be amended or modified by the Board of Directors, after receiving a recommendation from any relevant committee, as appropriate. If we make any substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics to our directors, chief executive officer, chief financial officer, chief accounting officer or controller or persons performing similar functions, we will disclose the nature of the amendment or waiver on that website or in a current report on Form 8-K.
OTHER MATTERS PRESENTED FOR ACTION AT THE ANNUAL MEETING
Except as described herein, our Board does not intend to present for consideration at the Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, either of the persons named in the proxy, acting individually and without the other, will vote thereon pursuant to his or her discretion, to the extent permitted by Rule 14a-4(c) under the Exchange Act.

STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING
Stockholder Proposals in the Proxy Statement
Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. Stockholder proposals submitted under Rule 14a-8 must be submitted in accordance with the procedures specified in the rule and be received at our principal executive offices by December 13, 2023. Any proposal received after such date will be considered untimely.
Stockholder Proposals and Nominations for Directors to Be Presented at Meetings
Requests for inclusion of any proposal under our Bylaws or to nominate persons to serve as a director must be submitted in accordance with the procedures set forth in our Bylaws and include the information specified in the Bylaws. Under our current Bylaws, proposals to nominate a director or other stockholder proposals must be in writing and, to be properly submitted for presentation at our 2024 Annual Meeting, must be received by our secretary at our principal executive offices during the period beginning on November 13, 2023 and ending at 5:00 p.m. Eastern Time, on December 13, 2023. In addition, in order to comply with the SEC’s universal proxy rules, any stockholder who intends to solicit proxies in support of director nominees other than our nominees for the 2024 Annual Meeting must also provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act no later than March 19, 2024, including providing a statement that such stockholder intends to solicit the holders of shares of Common Stock representing at least 67% of the voting power of the Common Stock entitled to vote on the election of directors in support of director nominees other than the Company’s nominees. If the 2024 Annual Meeting is changed by more than 30 calendar days from the first anniversary of the 2023 Annual Meeting, stockholders must also provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act no later than the later of 60 calendar days prior to the date of the 2024 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2024 Annual Meeting is first made.
All nominations and proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: The Necessity Retail REIT, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Secretary (telephone: (212) 415-6500).
By Order of the Board of Directors,
/s/ Jason F. Doyle

Jason F. Doyle
Chief Financial Officer, Treasurer and Secretary

APPENDIX A: ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION
Under applicable SEC rules and regulations, members of our Board, the Board’s nominees and certain officers of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about such persons (the “Participants”).
Directors and Nominees
For more information on the names, ages and principal occupations of the Company’s directors and director nominees, please see “Board of Directors, Executive Officers and Corporate Governance” beginning on page 11 of this Proxy Statement.
Other than as set forth in this Appendix A or elsewhere in this Proxy Statement, the business address for the Company’s directors and director nominees is c/o The Necessity Retail REIT, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019.
Officers
The executive officers of the Company who are participants are Edward M. Weil, Jr. and Jason F. Doyle. The business address for these Participants is c/o The Necessity Retail REIT, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019. For information on the principal occupations of these Participants, please see “Board of Directors, Executive Officers and Corporate Governance” beginning on page 11 of this Proxy Statement.
Information Regarding Ownership of the Company’s Securities by Participants
For information on the number of the Company’s securities beneficially owned by each Participant who is one of the Company’s directors, director nominees or executive officers, please see “Stock Ownership of Directors, Officers and Certain Stockholders” on page 27 of this Proxy Statement.
Information Regarding Transactions in the Company’s Securities by Participants
The following table sets forth information regarding purchases and sales of the Company’s securities by each Participant during the period from March 1, 2021 through March 24, 2023. Included herein are transactions related to LTIP Units issued to the Advisor in 2021 but not yet earned. These transactions are all reported as acquisitions, dispositions and conversions under rules governing the reporting of security ownership which is not equal to the pecuniary interest held by the persons reporting the transactions. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.
Name	Transaction Date	Number of Shares of Common Stock	Acquisition (A) or Disposition (D)	Transaction Description Code
Edward G Rendell	4/15/2021	8,799	A	A
Edward G Rendell	4/22/2022	10,718	A	A
Edward M Weil, Jr.	7/21/2021	4,496,796(1)	D	D
Edward M Weil, Jr.	7/21/2021	8,528,885(2)	A	A
Jason F Doyle	6/24/2021	10,150	A	A
Jason F Doyle	4/25/2022	16,775	A	A
Jason F Doyle	5/2/2022	723	D	F
Jason F Doyle	6/14/2022	7,200	A	P
Leslie D Michelson	4/15/2021	8,799	A	A
Leslie D Michelson	4/22/2022	10,718	A	A

Name	Transaction Date	Number of Shares of Common Stock	Acquisition (A) or Disposition (D)	Transaction Description Code
Lisa Kabnick	4/15/2021	8,799	A	A
Lisa Kabnick	3/1/2022	71,375	A	P
Lisa Kabnick	3/1/2022	71,375	A	P
Lisa Kabnick	4/22/2022	10,718	A	A
Stanley R Perla	4/15/2021	8,799	A	A
Stanley R Perla	1/28/2022	5,000	A	P
Stanley R Perla	2/28/2022	10,000	A	P
Stanley R Perla	4/22/2022	10,718	A	A

A
Grant, award, or other acquisition

D
Disposition back to the issuer of securities

F
Payment of exercise price or tax liability by delivering or withholding securities

P
Open market or private purchase of securities

(1)
Represents units of limited partnership interest designated as “LTIP Units” in the Company’s operating partnership (the “OP”), issued to the Advisor, pursuant to the 2018 Advisor Omnibus Incentive Compensation Plan of the Company. These LTIP Units were not earned, and were thus automatically forfeited effective as of July 19, 2021 without the payment of any consideration by the Company or the OP. Mr. Weil is the chief executive officer, and also holds a non-controlling equity interest in, the entities that own and control the Advisor. The Advisor held the reported securities. Mr. Weil disclaimed beneficial ownership of the securities held by the Advisor except to the extent of his pecuniary interest therein.

(2)
Represents LTIP Units in the OP, issued to the Advisor under the Advisor Plan. LTIP Units that are earned also become vested. Any LTIP Units that are not earned will automatically be forfeited without the payment of any consideration by the Company or the OP. If and when the Advisor’s capital account with respect to an earned LTIP Unit is equal to the capital account balance of a unit of limited partnership interest in the OP designated as a “Class A Unit” (“Class A Units”), the Advisor, in its sole discretion, will be entitled to convert the earned LTIP Unit into a Class A Unit, which may in turn be redeemed on a one-for-one basis for, at the Company’s election, a share of the Company’s Class A common stock or the cash equivalent thereof. Mr. Weil is the chief executive officer, and also holds a non-controlling equity interest in, the entities that own and control the Advisor. The Advisor holds the reported securities. Mr. Weil disclaims beneficial ownership of the securities held by the Advisor except to the extent of his pecuniary interest therein. These LTIP Units may be earned by the Advisor based on the Company’s achievement of threshold, target and maximum performance goals based on the Company's absolute and relative total stockholder return over a performance period commencing on July 20, 2021 and ending on the earliest of (i) July 20, 2024, (ii) the effective date of any Change of Control (as defined in the Advisor Plan) and (iii) the effective date of any termination of the Advisor's service as advisor of the Company.

Miscellaneous Information Concerning Participants
Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant:
1.
No Participant or associate of any Participant beneficially owns, directly or indirectly, or owns of record but not beneficially, any shares of our Common Stock or other securities of the Company or any parent or subsidiary of the Company;

2.
No Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting other than an interest, if any, as a Stockholder of the Company or, with respect to a director nominee, as a nominee for director; and

3.
No Participant has purchased or sold any securities of the Company within the past two years.

In addition, neither the Company nor any of the Participants is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.
Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Company nor any of the Participants or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by the Company or any of its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Company’s prior fiscal year or any currently proposed transactions, or series of similar transactions, in which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeded or exceeds $120,000.
There are no material proceedings to which any of the Participants, or any of their respective associates, or any non-Participant executive officers is a party or has a material interest adverse to the Company. Neither the Company nor any of the Participants has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past ten years.
Other than the persons described in this Proxy Statement, no regular employees of the Company have been or are to be employed to solicit Stockholders in connection with this proxy solicitation, provided that in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in furtherance of this solicitation

PLEASE VOTE TODAY!SEE REVERSE SIDEFOR THREE EASY WAYS TO VOTE.▼ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼The Necessity Retail REIT, Inc.Annual Meeting of StockholdersMay 18, 2023 11:00 a.m.This proxy is solicited by the Board of DirectorsThe undersigned stockholder(s) of The Necessity Retail REIT, Inc., a Maryland corporation (the “Company”), herebyappoint(s) Jason F. Doyle and Edward M. Weil, Jr., and each of them, as proxies for the undersigned with full powerGof substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held virtuallyOat www.cesonlineservices.com/rtl23_vmon May 18, 2023, commencing at 11:00 a.m., Eastern Time, andany and all postponements or adjournments thereof, to cast at such Annual Meeting on behalf of theLundersigned all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned at suchAnnual Meeting and all postponements or adjournments thereof, with all power possessed by the undersigned as ifDpersonally present and to vote in his or her discretion on such matters as may properly come before theAnnual Meeting, to the extent permitted by Rule14a-4(c) under the Exchange Act. The undersigned herebyPacknowledge(s) receipt of the NoticeofAnnualMeeting of Stockholders and of the accompanyingproxy statement, the terms of eachofwhich are hereby incorporated by reference, and revokes any proxyRheretofore given with respect to such Annual Meeting.OWhen this GOLD proxy is properly executed, the votes entitled to be cast by the undersignedstockholder will be cast in the manner directed on the reverse side. If this GOLD proxy is executed but noXinstruction if given, the votes entitled to be cast by the undersigned stockholder will be cast “FOR” eachof the persons nominated by our Board of Directors and “FOR” Proposals 2 and 3, as more particularlyeach of described in the proxy statement. The votes entitled to be cast by the undersigned will be cast inYthe discretion of the proxy holder on any other matter, to the extent permitted by Rule 14a-4(c) under the Exchange Act, including a motion to postpone or adjourn the Annual Meeting to another time or place for the purpose of soliciting additional proxies, that may properly come before the Annual Meeting. At the present time, the Board of Directors knows of no other matters to be presented at the Annual Meeting. (continued and to be signed and dated on the reverse side)

The Necessity Retail REIT, Inc.YOUR VOTE IS IMPORTANT.Please take a moment now to vote your shares of The Necessity Retail REIT, Inc. common stock for the upcoming Annual Meeting of Stockholders.YOU CAN VOTE TODAY USING ANY OF THE FOLLOWING METHODS:Submit your proxy by InternetPlease access https://www.proxyvotenow.com/rtl. Then, simply follow the easy instructions on the voting site. You will be required to provide the unique Control Number printed below.Submit your proxy by TelephonePlease call toll-free from the U.S. or Canada at (855) 457-3842 on a touch-tone telephone. If outside the U.S. or Canada, call +1 (575) 415-3079. Then, simply follow the easy voice prompts. You will be required to provide theunique Control Number printed below.CONTROL NUMBER:You may submit your proxy by telephone or Internet 24 hours a day, 7 days a week.Your telephone or Internet vote authorizes the Proxyholder(s) to vote your shares in the same manner as if you had marked, signed and returned a proxy card.Submit your proxy by MailIf you do not have access to a touch-tone telephone or to the Internet, please complete, sign, date and return the proxy card in the postage paid envelope provided to: The Necessity Retail REIT, Inc., c/o Innisfree M&A Incorporated, 20 Oser Avenue Hauppauge, NY 11788..▼ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼ Please mark X vote as inthis sample1.Election of Directors. Lisa D. Kabnick Edward M. Weil, Jr. The Board of Directors recommends you vote FOR the following proposals:2.Ratification of the appointment of PricewaterhouseCoopersFORAGAINST ABSTAINFORWITHHOLDLLP as the Company’s independent registered accountingfirm for the year ending December 31, 2023.3.A proposal to adopt a non-binding advisory resolutionFORAGAINSTABSTAINapproving the executive compensation for our namedexecutive officers as described herein.Date:, 2023SignatureSignature (if jointly held)Title(s)Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.